STATEMENT OF ADDITIONAL INFORMATION
                             AMERICAN BEACON FUNDSSM
                (formerly known as the American AAdvantage Funds)

                                -- AMR CLASSSM --
                            -- INSTITUTIONAL CLASS --
                            -- PLANAHEAD CLASS(R) --
                               -- SERVICE CLASS -

                                  MARCH 1, 2006

                        AS SUPPLEMENTED January 5, 2007

---------------------------------------------------------------------------------------------------------------
     Balanced Fund             International Equity Index Fund            S&P 500 Index Fund
 Emerging Markets Fund             Large Cap Growth Fund                 Short-Term Bond Fund
 Enhanced Income Fund               Large Cap Value Fund                  Small Cap Index Fund
 High Yield Bond Fund                Mid-Cap Value Fund                   Small Cap Value Fund
Intermediate Bond Fund                Money Market Fund            Treasury Inflation Protected Securities Fund
 International Equity Fund       Municipal Money Market Fund          U.S. Government Money Market Fund
---------------------------------------------------------------------------------------------------------------
                           (each individually, a "Fund" and collectively, the "Funds")

      This Statement of Additional Information ("SAI") should be read in conjunction with an AMR Class, a PlanAhead Class, a Service Class, or an Institutional Class prospectus dated March 1, 2006 (individually, a
"Prospectus"). Copies of any prospectus may be obtained without charge by calling (800) 388-3344 for an Institutional, PlanAhead or Service Class Prospectus or (817) 967-3509 for an AMR Class Prospectus or by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

      The American Beacon Funds' Annual Report to Shareholders for the period ended October 31, 2005, the American Beacon Funds' Annual Report to Shareholders of the Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund for the period ended December 31, 2005 and the American Beacon Funds' Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund for the period ended December 31, 2005 are supplied with this SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                                TABLE OF CONTENTS
Organization and History of the Funds..................................................2
Non-Principal Investment Strategies and Risks..........................................3
Investment Restrictions................................................................4
Temporary Defensive Position...........................................................9
Portfolio Turnover.....................................................................9
Disclosure of Portfolio Holdings.......................................................9
Trustees and Officers of the Trust and the Master Trust...............................11
Trustees and Officers of the Index Trust..............................................15
Trustees and Officers of the Equity 500 Index Portfolio...............................18
Code of Ethics........................................................................21
Proxy Voting Policies.................................................................21
Control Persons and 5% Shareholders...................................................21
Investment Advisory Agreements........................................................27
Management, Administrative and Distribution Services..................................29
Other Service Providers...............................................................32
Portfolio Managers....................................................................32
Portfolio Securities Transactions.....................................................52
Redemptions in Kind...................................................................56
Net Asset Value.......................................................................56
Tax Information.......................................................................56

Description of the Trust..............................................................60
Other Information.....................................................................61
Appendix A: Proxy Voting Policy and Procedures for the Trust and Master Trust........A-1
Appendix B: Proxy Voting Policies - International Equity and Emerging
 Markets Fund Sub-Advisors...........................................................B-1
Appendix C: Proxy Voting Policies - Index Portfolios.................................C-1

                      ORGANIZATION AND HISTORY OF THE FUNDS

      Each Fund is a separate investment portfolio of the American Beacon Funds (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. All of the Funds are diversified except for the International Equity Index and Small Cap Index Funds. Each Fund (except the Enhanced Income, International Equity Index, Small Cap Index and Treasury Inflation Protected Securities Funds) is comprised of multiple classes of shares designed to meet the needs of different groups of investors. The Enhanced Income Fund offers only the PlanAhead Class of shares. The International Equity Index Fund, Small Cap Index Fund, and Treasury Inflation Protected Securities Fund offer only the Institutional Class of shares. This SAI relates to the AMR, Institutional, PlanAhead and Service Classes of the Trust.

      The International Equity Index Fund, Money Market Fund, Municipal Money Market Fund, S&P 500 Index Fund, Small Cap Index Fund, and U.S. Government Money Market Fund operate under a master-feeder structure (the "Master-Feeder Funds"). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective. The Money Market Fund, the Municipal Money Market Fund, and the U.S. Government Money Market Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust ("Master Trust"), a separate investment company managed by American Beacon Advisors, Inc. (the "Manager"). The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio ("Equity 500 Index Portfolio"), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series Trust ("Index Trust"), which is managed by Fund Asset Management, L.P. ("FAM"). The International Equity Index Fund invests all of its investable assets in the Master International Index Series ("International Index Series"). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series ("Small Cap Index Series"). The Equity 500 Index Portfolio, the International Index Series, the Small Cap Index Series, and the portfolios of the Master Trust are referred to herein individually as a "Portfolio" and, collectively, the "Portfolios."

      Effective March 1, 2005, the Trust, the Funds, the Master Trust, and the Manager underwent a name change. The former and current names of each are listed below.

------------------------------------------------------------------------------------------------------------------------------------
NAME PRIOR TO MARCH 1, 2005                                             NAME AS OF MARCH 1, 2005
---------------------------                                             ------------------------
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Funds                                               American Beacon Funds
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Balanced Fund                                       American Beacon Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Emerging Markets Fund                               American Beacon Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Enhanced Income Fund                                American Beacon Enhanced Income Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage High Yield Bond Fund                                American Beacon High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Intermediate Bond Fund                              American Beacon Intermediate Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage International Equity Fund                           American Beacon International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage International Equity Index Fund                     American Beacon International Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Large Cap Growth Fund                               American Beacon Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Large Cap Value Fund                                American Beacon Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Mid-Cap Value Fund                                  American Beacon Mid-Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Money Market Fund                                   American Beacon Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Municipal Money Market Fund                         American Beacon Municipal Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage S&P 500 Index Fund                                  American Beacon S&P 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Short-Term Bond Fund                                American Beacon Short-Term Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Small Cap Index Fund                                American Beacon Small Cap Index Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Small Cap Value Fund                                American Beacon Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage Treasury Inflation Protected Securities Fund        American Beacon Treasury Inflation Protected Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
American AAdvantage U.S. Government Money Market Fund                   American Beacon U.S. Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
AMR Investment Services Trust                                           American Beacon Master Trust
------------------------------------------------------------------------------------------------------------------------------------
AMR Investment Services, Inc.                                           American Beacon Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

      In addition to the investment strategies described in the Prospectuses, the Balanced Fund, the Emerging Markets Fund, the High Yield Bond Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap
Index Fund, the Small Cap Value Fund, and the Treasury Inflation Protected Securities Fund each may:

      Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, FAM or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria. The International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organization or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market. The High Yield Bond Fund may invest more than 20% in investment grade debt securities and more than 25% in obligations rated in the fourth highest rating category.

      Each Fund may (except where indicated otherwise):

      1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. (The S&P 500 Index Fund, Small Cap Index Fund, and International Equity Index Fund (the "Index Funds") will not engage in dollar rolls or purchase or sell securities on a forward commitment basis.) The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

      2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

      3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund (the "Money Market Funds") do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

      4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager, SSgA, FAM, or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

      5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). The Money Market Funds will not invest more than 10% (and the other Funds will not invest more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager, SSgA, FAM, or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board"), the Master Trust's Board of Trustees ("Master Trust Board"), the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under "Equity 500 Index Portfolio and S&P 500 Index Fund" below.

ALL FUNDS EXCEPT THE INDEX FUNDS
--------------------------------

      Although the following discusses the investment policies of each Fund (except the Index Funds) and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to "Fund" shall include the Master Trust Portfolios.

      In addition to the investment limitations noted in the Prospectuses, the following nine restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or
(b) more than 50% of the shares of the Fund. Except as noted otherwise below, whenever a Master-Feeder Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Master-Feeder Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Master-Feeder Fund's votes representing that Master-Feeder Fund's shareholders not voting will be voted by the Board in the same proportion as those Master-Feeder Fund shareholders who do, in fact, vote. On any matter for which a vote of interests of an Index Trust Portfolio is sought, with respect to which either the International Equity Index Fund or Small Cap Index Fund is entitled to vote, the Trust will either seek instructions from the holders of the relevant Fund's shares and vote on the matter in accordance with such instructions, or the Trust will vote the interests of the Index Trust Portfolio held by it in the same proportion as the vote of all other interest holders of such Index Trust Portfolio.

No Fund may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.

      2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

      4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

      5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or

      8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio of the Master Trust, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

      The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

      The following non-fundamental investment restrictions apply to each Fund and Portfolio (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to a Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:

      1. Invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

      2. Purchase securities on margin or effect short sales, except that (i) a Fund or Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, and (ii) the High Yield Bond Fund may effect short sales.

      Each Fund and each Portfolio of the Master Trust may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund or Portfolio of the Master Trust may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio (the "Money Market Portfolios"). A Fund or Portfolio of the Master Trust may incur duplicate advisory or management fees when investing in another mutual fund.

INDEX TRUST PORTFOLIOS, SMALL CAP INDEX FUND AND INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

      Although the following discusses the investment policies of each Index Trust Portfolio and the Index Trust Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.

      The following investment restrictions are "fundamental policies" of the Index Trust Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index Trust Portfolio may:

      1. Make any investment inconsistent with the Portfolio's classification as a non-diversified company under the 1940 Act.

      2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

      3.    Make   investments   for  the  purpose  of  exercising   control  or
      management.

      4. Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index Trust's Registration Statement, as they may be amended from time to time.

      6. Issue senior securities to the extent such issuance would violate applicable law.

      7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in the Index Trust's Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

      8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

      9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      In addition, although each Index Trust Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the "Tax Code"), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index Trust Portfolios satisfy these requirements, the Index Trust's Declaration of Trust requires that each Index Trust Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a private letter ruling the Index Trust received from the Internal Revenue Service ("IRS") that entitles funds that invest in an Index Trust Portfolio to "look through" the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.

      In addition, the Index Trust has adopted non-fundamental restrictions that may be changed by the Index Trust Board without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent an Index Trust Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master-feeder structure). Under the non-fundamental restrictions, an Index Trust Portfolio may not:

      (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Portfolios' shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.

      (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index Trust's Registration Statement.

      (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index Trust Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

      (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

      (e) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days prior written notice of such change.

      Except with respect to restriction 7., if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      For purposes of investment restriction 2., each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

      The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index Trust has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index Trust Board without the approval of the Portfolio's interest holders. However, the Index Trust Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.

      Index Trust Portfolio securities generally may not be purchased from, sold or loaned to FAM or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with FAM, the Index Trust Portfolios are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. See "Portfolio Securities Transactions."

EQUITY 500 INDEX PORTFOLIO AND S&P 500 INDEX FUND
-------------------------------------------------

      The following investment restrictions are "fundamental policies" of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio and S&P 500 Index Fund may not:

      1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

      2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

      3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.

      4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

      5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

      6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

      7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

      8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.

      9 Issue any class of securities that is senior to the Portfolio's beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      In addition, it is contrary to the Portfolio's present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

                          TEMPORARY DEFENSIVE POSITION

      While assuming a temporary defensive position, a Fund or Portfolio may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

                               PORTFOLIO TURNOVER

      Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's or a Portfolio's transaction costs and generate additional capital gains or losses. The portfolio turnover rate for the Mid-Cap Value Fund increased from 6% for the fiscal period ended October 31, 2004 to 298% for the fiscal year ended October 31, 2005. The increase was the result of significant asset fluctuations during the fiscal year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds and Portfolios of the Master Trust publicly disclose portfolio holdings information as follows:

      1. a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;
      2. a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
      3. a complete list of holdings for each Fund (excluding the Index Funds) as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and
      4. top ten holdings for each Fund as of the end of each calendar quarter on the Funds' website and in sales materials approximately fifteen days after the end of the calendar quarter.

      Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds or Portfolios. As a policy, the non-Money Market Funds control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and
(iii) disclosure is in the best interests of Fund shareholders.

THIRD PARTY SERVICE PROVIDERS. The Master Trust Portfolios and the Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Portfolios' and Funds' operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds' and

Portfolios' nonpublic information confidential either through written contractual arrangements with the Manager, the Funds or the Portfolios or by the nature of their role with respect to the Funds and Portfolios. The Portfolios and Funds have determined that selective and complete disclosure of holdings information to the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street, Ernst & Young LLP, Metropolitan West Securities, LLC ("MetWest") and Brown Brothers Harriman & Co. ("BBH"). State Street serves as the Trust's custodian, accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and the Master Trust. Ernst & Young receives complete Fund and Portfolio holdings on a semi-annual basis within a few business days of the end of each fiscal semi-annual period. MetWest serves as the securities lending agent to the High Yield Bond Fund and has access to the complete list of holdings of that Fund on a daily basis with no lag. BBH serves as the securities lending agent to the International Equity Fund and has access to the complete list of holdings of that Fund on a daily basis with no lag.

RATING AND RANKING ORGANIZATIONS. The Funds and Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds and Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds and Portfolios have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:


Organization                            Frequency of Disclosure         Lag
------------                            -----------------------         ---
Bloomberg                               Quarterly                       Day following disclosure on Funds' website
Lipper/Reuters                          Monthly                         5 business days
Moody's Investors Service               Weekly (money  market funds)    1 business day
Morningstar                             Monthly                         Day following disclosure on Funds' website
Standard & Poor's Ratings Services      Weekly (money market funds)     1 business day
Standard & Poor's Ratings Services      Monthly (all other funds)       2 business days
Thomson Financial Research              Quarterly                       Day following disclosure on Funds' website

      The rating and ranking organizations receiving non-money market fund holdings information prior to disclosure on the Funds' website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds and Portfolios withhold disclosure of non-money market fund holdings information until the day following disclosure on the Funds' website.

      MONEY MARKET FUNDS. The Manager has determined that selective disclosure of nonpublic holdings information for the Money Market Portfolios does not pose a significant risk of harm to shareholders of the Money Market Funds. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Money Market Portfolios, the Money Market Funds and their shareholders. Therefore, selective disclosure of holdings information for the Money Market Portfolios is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of a Money Market Portfolio's holdings would not be in the best interests of shareholders of the corresponding Money Market Fund. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Money Market Portfolios under certain circumstances.

NON-MONEY MARKET FUNDS. For the non-Money Market Funds, selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet ALL of the following conditions:

      1. Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;
      2.  Holdings may only be disclosed as of a month-end date;
      3. No compensation may be paid to the Funds, the Portfolios, the Manager or any other party in connection with the disclosure of information about portfolio securities; and
      4. A member of the Manager's Compliance Department must approve requests for holdings information.

      In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

      The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and thus requires disclosure in the SAI.

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST

      The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

                                 POSITION, TERM OF OFFICE
                                 AND LENGTH OF TIME
NAME, AGE AND ADDRESS            SERVED WITH EACH TRUST        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
                                        Term
                                        ----
                                    Lifetime of
                                    Trust until
                                      removal,
                                   resignation or
                                    retirement*

William F. Quinn** (58)             Trustee and               Chairman and CEO (2006 - Present),President (1986-2006)
                                    President of              and Director(2003-Present), American Beacon Advisors,
                                    Trust since               Inc.; Chairman (1989-2003) and Director (1979-1989,
                                  1987 and Master             2003-Present), American Airlines Federal Credit
                                  Trust since 1995            Union; Director, Crescent Real Estate Equities,
                                                              Inc. (1994-Present); Director, Pritchard, Hubble
                                                              & Herr, LLC (investment advisor) (2001-Present);
                                                              Director of Investment Committee, Southern
                                                              Methodist University Endowment Fund
                                                              (1996-Present); Member of Advisory Board,
                                                              Southern Methodist University Cox School of
                                                              Business (1999-2002); Member of Pension Manager
                                                              Committee, New York Stock Exchange (1997-1998,
                                                              2000-2002); Vice Chairman, Committee for the
                                                              Investment of Employee Benefits (2004-Present);
                                                              Chairman of Defined Benefit Sub-Committee,
                                                              Committee for the Investment of Employee
                                                              Benefits (2002-2004); Director, United Way of
                                                              Metropolitan Tarrant County (1988-2000,
                                                              2004-Present); Trustee, American Beacon Mileage
                                                              Funds (1995-Present); Trustee, American Beacon
                                                              Select Funds (1999-Present).

Douglas G. Herring** (49)          Trustee ans Officer        President, American Beacon Advisors, Inc. (2006 - Present);
                                   since 2006                 Vice President and Controller, American Airlines, Inc.
                                                              (1998 - 2006); Chairman (2003 - Present) and Director
                                                              (1995 - Present), American Airlines Federal Credit Union;
                                                              Trustee, American Beacon Mileage Funds (2006 - Present);
                                                              Trustee, American Beacon Select Funds (2006 - Present).

Alan D. Feld** (69)                Trustee since 1996         Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
                                                              (law firm) (1960-Present); Director, Clear
                                                              Channel Communications (1984-Present); Trustee,
                                                              CenterPoint Properties (1994-Present); Trustee,
                                                              American Beacon Mileage Funds (1996-Present);
                                                              Trustee, American Beacon Select Funds
                                                              (1999-Present).

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
                                       Term
                                       ----
                                   Lifetime of
                                   Trust until
                                     removal,
                                  resignation or
                                   retirement*

W. Humphrey Bogart (62)           Trustee since               Board Member, Baylor University Medical Center
                                       2004                   Foundation (1992-2004); Consultant, New River
                                                              Canada Ltd. (mutual fund servicing company)
                                                              (1998-2003); President and CEO, Allmerica Trust
                                                              Company, NA (1996-1997); President and CEO,
                                                              Fidelity Investments Southwest Company
                                                              (1983-1995); Senior Vice President of Regional
                                                              Centers, Fidelity Investments (1988-1995);
                                                              Trustee, American Beacon Mileage Funds
                                                              (2004-Present); Trustee, American Beacon Select
                                                              Funds (2004-Present).

Brenda A. Cline (45)              Trustee since 2004          Executive Vice President, Chief Financial
                                                              Officer, Treasurer and Secretary, Kimbell Art
                                                              Foundation (1993-Present); Trustee, Texas
                                                              Christian University (1998-Present); Trustee,
                                                              W.I. Cook Foundation, Inc. (d/b/a Cook
                                                              Children's Health Foundation) (2001-Present);
                                                              Director, Christian Church Foundation
                                                              (1999-Present); Trustee, American Beacon Mileage
                                                              Funds (2004-Present); Trustee, American Beacon
                                                              Select Funds (2004-Present).

------------------------------------------------------------------------------------------------------------------------------------

                                 POSITION, TERM OF OFFICE
                                 AND LENGTH OF TIME
NAME, AGE AND ADDRESS            SERVED WITH EACH TRUST        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONTINUED)

Richard A. Massman                  Trustee since             Senior Vice President and General Counsel, Hunt
(62)                                     2004                 Consolidated, Inc. (holding company engaged in
                                                              energy, real estate, farming, ranching and
                                                              venture capital activities) (1994-Present);
                                                              Trustee, American Beacon Mileage Funds
                                                              (2004-Present); Trustee, American Beacon Select
                                                              Funds (2004-Present).

Stephen D.                            Trustee of              Consultant (1994-Present); Trustee, American
O'Sullivan (70)                      Trust since              Beacon Mileage Funds (1995-Present); Trustee,
                                   1987 and Master            American Beacon Select Funds (1999-Present).
                                   Trust since 1995

R. Gerald Turner                    Trustee since             President, Southern Methodist University
(60)                                     2001                 (1995-Present); Director, ChemFirst (1986-2002);
225 Perkins Admin.                                            Director, J.C. Penney Company, Inc.
Bldg.                                                         (1996-Present); Director, California Federal
Southern Methodist                                            Preferred Capital Corp. (2001-2003); Director,
Univ.                                                         Kronus Worldwide Inc. (chemical manufacturing)
Dallas, Texas 75275                                           (2003-Present); Director, First Broadcasting
                                                              Investment Partners, LLC (2003-Present); Member,
                                                              United Way of Dallas Board of Directors; Member,
                                                              Salvation Army of Dallas Board of Directors;
                                                              Member, Methodist Hospital Advisory Board;
                                                              Member, Knight Commission on Intercollegiate
                                                              Athletics; Trustee, American Beacon Mileage
                                                              Funds (2001-Present); Trustee, American Beacon
                                                              Select Funds (2001-Present).

Kneeland Youngblood                 Trustee since             Managing Partner, Pharos Capital Group, LLC (a
(50)                                     1996                 private equity firm) (1998-Present); Director,
100 Crescent Court                  Chairman since            Burger King Corporation (2004-Present); Trustee,
Suite 1740                               2005                 City of Dallas, Texas Employee Retirement Fund
Dallas, Texas  75201                                          (2004-Present); Trustee, The Hockaday School
                                                              (1997-2005); Director, Starwood Hotels and
                                                              Resorts (2001-Present); Member, Council on
                                                              Foreign Relations (1995-Present); Director, Just
                                                              For the Kids  (1995-2001); Director, L&B Realty
                                                              Advisors (1998-2000); Trustee, Teachers
                                                              Retirement System of Texas (1993-1999);
                                                              Director, Starwood Financial Trust (1998-2001);
                                                              Trustee, St. Mark's School of Texas
                                                              (2002-Present); Trustee, American Beacon Mileage
                                                              Funds (1996-Present); Trustee, American Beacon
                                                              Select Funds (1999-Present).

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
                                         TERM
                                       One Year

Rosemary K. Behan                   VP, Secretary             Vice President, Legal and Compliance, American
(47)                               and Chief Legal            Beacon Advisors, Inc. (2006-Present); Assistant
                                    Officer since             General Counsel, First Command Financial
                                         2006                 Planning, Inc. (2004-2006); Enforcement Attorney
                                                              (2002-2004) and Branch Chief (2000-2002),
                                                              Securities and Exchange Commission.

Brian E. Brett (45)                 VP since 2004             Vice President, Director of Sales, American
                                                              Beacon Advisors, Inc. (2004-Present); Regional
                                                              Vice President, Neuberger Berman, LLC
                                                              (investment advisor) (1996-2004).

Michael W. Fields                    VP of Trust              Vice President, Fixed Income Investments,
(52)                                since 1989 and            American Beacon Advisors, Inc. (1988-Present).
                                     Master Trust
                                      since 1995

Rebecca L. Harris                  Treasurer since            Vice President, Finance, American Beacon
(39)                                     1995                 Advisors, Inc. (1995-Present).

Christina E. Sears                      Chief                 Chief Compliance Officer (2004-Present) and
(34)                                  Compliance              Senior Compliance Analyst (1998-2004), American
                                    Officer since             Beacon Advisors, Inc.
                                    2004 and Asst.
                                   Secretary since
                                         1999

-------------------------------------------------------------------------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust and Master Trust, as defined by the 1940 Act. Mr. Quinn is Chairman and CEO of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust's and Master Trust's sub-advisors. Mr. Herring is President of the Manager.

     The Trust has an Audit and Compliance Committee ("Audit Committee"), consisting of Ms. Cline and Mr. O'Sullivan. Mr. Youngblood, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the

Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's Chief Compliance Officer in connection with his or her implementation of the Trust's Compliance Program. The Audit and Compliance Committee met four times during the fiscal years ended October 31, and December 31, 2005.

     The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld and Turner. Mr. Youngblood, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met once during the fiscal years ended October 31, and December 31, 2005.

     The Trust has an Investment Committee that is comprised of Messrs. Bogart, Massman and Quinn. Mr. Youngblood, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met twice during the fiscal year ended October 31, 2005 and three times during the fiscal year ended December 31, 2005.

     The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2005.

                                INTERESTED
                                                       Quinn              Herring         Feld
                                                       -----              -------         ----
          Balanced                                     Over $100,000      None            None
          Emerging Markets                             Over $100,000      $1-$10,000      None
          Enhanced Income                              Over $100,000      None            None
          High Yield Bond                              Over $100,000      None            None
          Intermediate Bond                            Over $100,000      None            None
          International Equity                         Over $100,000      $10,001-        None
                                                                          $50,000
          International Equity Index                       None           None            None
          Large Cap Growth                                 None           $1-$10,000      None
          Large Cap Value                              Over $100,000      $50,001-        None
                                                                          $100,000
          Mid-Cap Value                                Over $100,000      None            None
          Money Market                                     None           None           Over $100,000
          Municipal Money Market                           None           None            None
          S&P 500 Index                                    None           None            None
          Short-Term Bond                              Over $100,000      None            None
          Small Cap Index                                  None           None            None
          Small Cap Value                              Over $100,000      $10,001-        None
                                                                          $50,000
          Treasury Inflation Protected Secs.           $50,001-$100,000   None            None
          U.S. Gov't Money Market                          None           None            None
              Trust on an Aggregate Basis              Over $100,000      Over $100,000   Over $100,000



                                        ----------------------------------------------------------------------------------
                                                                        NON-INTERESTED
                                         BOGART         CLINE        MASSMAN       O'SULLIVAN      TURNER     YOUNGBLOOD
                                         ------         -----        -------       ----------      ------     ----------

BALANCED                                  None          None         $10,001-         None           None     $1-$10,000
                                                                     $50,000
EMERGING MARKETS                          None          None           None           None           None        None
ENHANCED INCOME                           None          None           None           None           None        None
HIGH YIELD BOND                           None          None           None           None           None        None
INTERMEDIATE BOND                         None          None           None           None           None        None
INTERNATIONAL EQUITY                      None        $10,001-       $10,001-     $1-$10,000         None        None
                                                      $50,000
INTERNATIONAL EQUITY  INDEX               None          None           None           None           None        None
LARGE CAP GROWTH                          None          None           None        $10,001-          None        None
                                                                                   $50,000
                                                                                   $50,000
LARGE CAP VALUE                           None          None           None        $10,001-          None        None
                                                                                   $50,000
MID-CAP VALUE                             None          None           None           None         $10,001-      None
                                                                                                   $50,000
MONEY MARKET                              Over          None           None           None           None        Over
                                        $100,000                                                               $100,000
MUNICIPAL MONEY MARKET                    None          None           None           None           None        None
S&P 500 INDEX                             None          None           None           None           None        None
SHORT-TERM BOND                           None          None           None        $50,001-          None        None
                                                                                  $100,000
SMALL CAP INDEX                           None          None           None           None           None        None
SMALL CAP VALUE                         $10,001-      $1-$10,00      $10,001-         None         $50,001-      None
                                        $50,000                      $50,000                       $100,000
TREASURY INFLATION PROTECTED SECS.       None          None           None           None           None         None
U.S. GOV'T MONEY MARKET                  None          None           None           None           None         None
  TRUST ON AN AGGREGATE BASIS            Over         $50,001-        Over           Over           Over         Over
                                        $100,000      $100,000       $100,000     $100,000         $100,000    $100,000
                                        ----------------------------------------------------------------------------------


     Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Both Goldman Sachs Asset Management, L.P. ("GSAM") and Causeway Capital Management LLC ("Causeway") perform advisory services for the Fidelity Pension Trust. GSAM is a sub-advisor to the Large Cap Growth Fund and Causeway is a sub-advisor to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman, Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisors of the Trust and Master Trust.

     As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) receive:

     o free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee's spouse);
     o reimbursement equal to the income tax on the value of the free air travel;
     o cash payment for the amount that a Trustee's annual flight service charges and income tax reimbursements are below $40,000 (effective January 1, 2006);
     o    $1,000 for each Board meeting  attended  (effective  January 1, 2005);
          and
     o $1,000 for each Committee meeting attended (effective January 1, 2005).

Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Prior to January 1, 2006, Mr. O'Sullivan received an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Effective January 1, 2006, Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. For his service as Chairman, Mr. Youngblood receives an additional annual payment of $10,000. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended October 31, 2005. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

                                                Pension or              Total
                            Aggregate       Retirement Benefits     Compensation
                           Compensation     Accrued as Part of   From the Trusts
Name of Trustee           From the Trust   the Trust's Expenses      (27 Funds)
---------------           --------------   --------------------      ----------
--------------------------------------------------------------------------------
                                INTERESTED TRUSTEES
William F. Quinn                $0                 $0                  $0
Douglas G. Herring              $0                 $0                  $0
Alan D. Feld                 $10,470               $0               $32,248
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            NON-INTERESTED TRUSTEES
W. Humphrey  Bogart           $9,715               $0               $29,218
Brenda A. Cline              $22,117               $0               $50,357
Ben Fortson*                  $2,980               $0                $7,610
Richard A. Massman           $15,559               $0               $42,263
Stephen D. O' Sullivan       $17,624               $0               $45,000
R. Gerald  Turner             $3,677               $0               $14,225
Kneeland Youngblood          $16,047               $0               $45,641
--------------------------------------------------------------------------------
* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

     The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

     During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

                    TRUSTEES AND OFFICERS OF THE INDEX TRUST

     Each non-interested Trustee is a member of the Index Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Index Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Index Trust management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Index Trust, (ii) discuss with the independent accountants certain matters relating to the Index Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Index Trust's independent accountants and recommend that the Index Trust Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Index Trust's accounting and financial reporting policies and practices and internal controls and Index Trust management's responses thereto. The Index Trust Board has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2005.

      Each non-interested Trustee is also a member of the Index Trust Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Index Trust and to recommend its nominees for consideration by the full Index Trust Board. While the Nominating Committee is solely responsible for the selection and nomination of the Index Trust's non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Index Trust interest holders as it deems appropriate. Index Trust interest holders who wish to recommend a nominee should send nominations to the Secretary of the Index Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the Index Trust's fiscal year ended December 31, 2005.

     Certain biographical and other information relating to the non-interested Trustees of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by FAM, Merrill Lynch Investment Managers, L.P. or their affiliates ("MLIM/FAM-advised funds") and other public directorships.

                          TERM OF                                           NUMBER OF
                          OFFICE**                                          MLIM/FAM-
               POSITION     AND                                             ADVISED
NAME, ADDRESS*  HELD      LENGTH OF                                         FUNDS AND
AND AGE        WITH THE     TIME     PRINCIPAL OCCUPATION(S)                PORTFOLIOS
OF TRUSTEE      TRUST      SERVED    DURING PAST FIVE YEARS                 OVERSEEN         PUBLIC DIRECTORSHIPS
----------      -----      ------    ----------------------                 --------         --------------------
Donald W.     Trustee     Trustee     General Partner of the Burton        23 registered     ITC DeltaCom Inc.
Burton (61)               since 2002  Partnership, Limited Partnership     investment        (telecommunications);
                                      (an Investment Partnership) since    companies         Knology, Inc.
                                      1979; Managing General Partner of    consisting of     (telecommunications);
                                      the South Atlantic Venture Funds     42 portfolios     Symbion, Inc.
                                      since 1983; Member of the                              (healthcare)
                                      Investment Advisory Committee of
                                      the Florida State Board of
                                      Administration since 2001.

Laurie        Trustee     Trustee     Professor of Finance and             23 registered     None
Simon                     since 2000  Economics, Graduate School of        investment
Hodrick (43)                          Business, Columbia University        companies
                                      since 1998; Associate Professor of   consisting of
                                      Finance and Economics, Graduate      42 portfolios
                                      School of Business, Columbia
                                      University from 1996 to 1998.

John F.       Trustee     Trustee     President and Chief Executive        23 registered     ABIOMED (medical device
O'Brien (62)              since 2005  Officer of Allmerica Financial       investment        manufacturer), Cabot
                                      Corporation (financial services      companies         Corporation
                                      holding company) from 1995 to 2002   consisting of     (manufacturing), LKQ
                                      and Director from 1995 to 2003;      42 portfolios     Corporation (auto parts
                                      President of Allmerica Investment                      manufacturing) and TJX
                                      Management Co., Inc. (investment                       Companies, Inc.
                                      adviser) from 1989 to 2002,                            (retailer)
                                      Director from 1989 to 2002 and
                                      Chairman of the Board from 1989 to
                                      1990; President, Chief Executive
                                      Officer and Director of First
                                      Allmerica Financial Life Insurance
                                      Company from 1989 to 2002; and
                                      Director of various other
                                      Allmerica Financial companies
                                      until 2002; Currently Director
                                      since 1989 and since 2004 member
                                      of the Governance Nominating
                                      Committee; Member of the
                                      Compensation Committee of ABIOMED
                                      since 1989 and Member of the Audit
                                      Committee ABIOMED from 1990 to
                                      2004; Director and member of the
                                      Governance and Nomination
                                      Committee of Cabot Corporation and
                                      member of the Audit Committee
                                      since 1990;Director and member of
                                      the Audit Committee and
                                      Compensation Committee of LKQ
                                      Corporation from 2003; and Lead
                                      Director of TJX Companies, Inc.
                                      since 1999; Trustee of the Woods
                                      Hole Oceanographic Institute since
                                      2003.

David H.      Trustee     Trustee     Consultant with Putnam Investments   23 registered
Walsh (64)                since 2003  from 1993 to 2003 and employed in    investment
                                      various capacities therewith from    companies
                                      1971 to 1992; Director, the          consisting of
                                      National Audubon Society since       42 portfolios
                                      1998; Director, the American
                                      Museum of Fly Fishing since 1998.

Fred G.       Trustee     Trustee     Managing Director of FGW             23 registered     Watson Pharmaceutical
Weiss (64)                since 2000  Associates since 1997; Vice          investment        Inc. (pharmaceutical
                                      President, Planning Investment,      companies         company)
                                      and Development of Warner Lambert    consisting of
                                      Co. from 1979 to 1997; Director of   42 portfolios
                                      BTG International PLC (global
                                      technology commercialization
                                      company) since 2001; Director of
                                      the Michael J. Fox Foundation for
                                      Parkinson's Research since 2000.

* The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute, or until December 31 of the year in which he or she turns 72.

     Certain biographical and other information regarding the Trustee who is an officer and an "interested person" of the Index Trust as defined in the 1940 Act and to the other officers of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.


                                                                                     NUMBER OF
                             TERM OF                                                 MLIM/FAM-
                            OFFICE***                                                 ADVISED
NAME,         POSITION(S)  AND LENGTH                                                FUNDS AND
ADDRESS*      HELD WITH      OF TIME              PRINCIPAL OCCUPATION(S)           PORTFOLIOS          PUBLIC
AND AGE       THE TRUST      SERVED               DURING PAST FIVE YEARS             OVERSEEN        DIRECTORSHIPS
------------  -----------  -------------  ----------------------------------------  -----------      -------------
Robert C.      President    President     President of MLIM/FAM-advised funds       131 registered   None
Doll, Jr.**   and Trustee      and        since 2005; President of MLIM and FAM     investment
(51)                       Trustee****    since 2001; Co-Head (Americas Region)     companies
                           since 2005     thereof from 2000 to 2001 and Senior      consisting
                                          Vice President thereof from 1999 to       of 177
                                          2001; Director of Princeton Services,     portfolios
                                          Inc. ("Princeton Services") since
                                          2001; President of Princeton
                                          Administrators, L.P. ("Princeton
                                          Administrators") since 2001;; Chief
                                          Investment Officer of Oppenheimer
                                          Funds, Inc. in 1999 and Executive Vice
                                          President thereof from 1991 to 1999.

Donald C.         Vice         Vice       First Vice President of MLIM since        124 registered   None
Burke (45)     President    President     1997 and the Treasurer thereof since      investment
                  and       since 1996    1999; Senior Vice President and           companies
               Treasurer       and        Treasurer of Princeton Services since     consisting
                            Treasurer     1999 and Director since 2004; Vice        of 163
                            since 1999    President of FAMD since 1999; Vice        portfolios
                                          President of MLIM from 1990 to 1997;
                                          Director of Taxation of MLIM from 1990
                                          to 2001; Vice President, Treasurer and
                                          Secretary of the IQ Funds since 2004.

Frank Viola       Vice         Vice       Managing Director of MLIM and head of     7 registered     None
(39)           President    President     the Global Fixed Income Structured        investment
                            since 2002    Asset Team since 2002. Director           companies
                                          (Global Fixed Income) of MLIM from        consisting
                                          2000 to 2001 and Vice President from      of 5
                                          1996 to 2000.                             portfolios


Vincent J.        Vice         Vice       Managing Director of MLIM since 2005;     9 registered     None
Costa (43)     President    President     Head of Quantitative Investments at       investment
                            since 2005    MLIM since 2004; Director of MLIM from    companies
                                          1999 to 2005.                             consisting
                                                                                    of 16
                                                                                    portfolios


Jeffrey L.        Vice         Vice       Director of MLIM since 2004; Vice         9 registered     None
Russo (38)     President    President     President of MLIM from 1999 to 2004.      investment
                            since 2005                                              companies
                                                                                    consisting
                                                                                    of 13
                                                                                    portfolios

Debra L.          Vice         Vice       Director of MLIM since 1999.              9 registered     None
Jelilian       President    President                                               investment
(38)                        since 2005                                              companies
                                                                                    consisting
                                                                                    of 13
                                                                                    portfolios

Jeffrey          Chief        Chief       Chief Compliance Officer of the           140 registered   None
Hiller (54)    Compliance   Compliance    MLIM/FAM-advised funds; First Vice        investment
                Officer      Officer      President and Chief Compliance Officer    companies
                            since 2004    of MLIM (Americas) since 2004; Chief      consisting
                                          Compliance Officer of the IQ Funds        of 186
                                          since 2004; Global Director of            portfolios
                                          Compliance at Morgan Stanley
                                          Investment Management from 2002 to
                                          2004; Managing Director and Global
                                          Director of Compliance at Citigroup
                                          Asset Management from 2000 to 2002;
                                          Chief Compliance Officer at Soros Fund
                                          Management in 2000; Chief Compliance
                                          Officer at Prudential Financial from
                                          1995 to 2000; Senior Counsel in the
                                          SEC's Division of Enforcement in
                                          Washington, DC from 1990 to 1995.

Alice A.       Secretary    Secretary     Director (Legal Advisory) of MLIM         132 registered        None
Pellegrino                  since 2004    since 2002; Vice President of MLIM        investment
(45)                                      from 1999 to 2002; Attorney associated    companies
                                          with MLIM since 1997; Secretary of        consisting
                                          MLIM, FAM, FAMD and Princeton Services    of 178
                                          since 2004; Secretary of MLIM, FAM,       portfolios
                                          FAMD and Princeton Services since
                                          2004.

*     The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**    Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment advisor. Mr. Doll is an "interested person," as defined in the 1940
      Act, of the Index  Trust  based on his  positions  with FAM,  MLIM,  Princeton  Services  and  Princeton
      Administrators.
***   Elected by and serves at the pleasure of the Board of Trustees of the Index Trust.
****  As a Trustee,  Mr. Doll serves until his successor is elected and  qualified,  until  December 31 of the year in which he turns 72, or until  earlier of his death,  resignation,  or removal as  provided in the
      Index Trust's by-laws, charter or by statute.

                                                      17

      The Index Trust pays each non-interested Trustee a combined fee for service on the Board and the Audit Committee of $10,000 per year plus $1,000 per in- person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. The Index Trust pays the Chairman of the Audit Committee an additional fee of $2,000 per year. Each non-interested Trustee also receives an aggregate fee of $3,000 for each special in-person meeting attended, which is allocated equally among all the applicable MLIM/FAM-advised funds overseen by the Trustees. The Index Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and Nominating Committee meetings. Mr. O'Brien was not elected as a Trustee until February 2005.

                            Aggregate           Pension or Retirement         Aggregate Compensation
                          Compensation       Benefits Accrued as Part of       from Index Trust and
Name of Trustee       from the Index Trust      Index Trust Expenses          MLIM/FAM Advised Funds
---------------       --------------------      --------------------          ----------------------
Donald W. Burton            $18,000                    None                           $200,500
Laurie Simon Hodrick        $18,000                    None                           $200,500
John Francis O'Brien*       $14,333                    None                           $206,083
David H. Walsh              $18,000                    None                           $200,500
Fred G. Weiss**             $20,000                    None                           $230,000

*     Mr. O'Brien became a Trustee of the Index Trust and  a director or trustee of certain other
      MLIM/FAM Advised Funds in 2005.
**    Chairman of the Board and Audit Committee.

      Information relating to each Index Trust Trustee's share ownership in the Index Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of December 31, 2005 is set forth in the chart below.

                                                      Aggregate Dollar Range of
                         Aggregate Dollar Range of  Securities in All Supervised
Name                     Equity in the Index Trust       Merrill Lynch Funds
----                     -------------------------       -------------------
Interested Trustee:
  Robert C. Doll, Jr.             None                      Over $100,000
Non-Interested Trustees:
  Donald W. Burton                None                          None
  Laurie Simon Hodrick            None                      Over $100,000
  John Francis O'Brien*           None                          None
  David H. Walsh                  None                      over $100,000
  Fred G. Weiss               over $100,000                 over $100,000

* Mr. O'Brien became a Trustee of the Index Trust and a director or trustee of certain other MLIM/FAM Advised Funds in 2005.

As of February 1, 2006, the Trustees and officers of the Index Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2005, none of the non-interested Trustees of the Index Trust or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. ("ML & Co.").

      Additional information regarding the management of the Index Portfolios may be found in the statement of additional information for the Quantitative Master Series Trust, SEC File No. 811-7885. Shareholders may access this information on the SEC's website at www.sec.gov.

             TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

      The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio's business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                                                                                                      NUMBER
                                                                                                     OF FUNDS
                                                                                                     IN FUND           OTHER
NAME, ADDRESS,               POSITION(S)      TERM OF OFFICE                                         COMPLEX       DIRECTORSHIPS
AND DATE OF                  HELD WITH        AND LENGTH OF      PRINCIPAL OCCUPATION                OVERSEEN         HELD BY
BIRTH ("DOB")                TRUST            TIME SERVED        DURING PAST FIVE YEARS             BY TRUSTEE        TRUSTEE
-------------                -----            -----------        ----------------------             ----------     -------------
INDEPENDENT TRUSTEES
--------------------
Michael F. Holland
Holland & Company, LLC       Trustee and      Term: Indefinite   Chairman, Holland & Company        12             Trustee, State
375 Park Avenue              Chairman of the                     L.L.C. (investment advisor)                       Street
New York, NY 10152           Board            Elected: 2/00      (1995 - present).                                 Institutional
                                                                                                                   Investment
DOB: July 7, 1944                                                                                                  Trust; Director,
                                                                                                                   the Holland
                                                                                                                   Series Fund,
                                                                                                                   Inc.; and
                                                                                                                   Director, The
                                                                                                                   China Fund, Inc.

William L. Boyan
State Street Master Funds    Trustee          Term: Indefinite   Trustee of Old Mutual South        12             Trustee, State
P.O. Box 5049                                                    Africa Master Trust (investments)                 Street
Boston, MA 02206                              Elected: 2/00      (1995 - present); Chairman                        Institutional
                                                                 emeritus, Children's Hospital                     Investment
DOB: January 20, 1937                                            (1984 - present); Director,                       Trust; and
                                                                 Boston Plan For Excellence                        Trustee, Old
                                                                 (non-profit), (1994 - present);                   Mutual South
                                                                 President and Chief Operations                    Africa Master
                                                                 Officer, John Hancock Mutual Life                 Trust
                                                                 Insurance Company (1959 - 1999).
                                                                 Mr. Boyan retired in 1999.

Rina K. Spence
7 Acacia Street              Trustee          Term: Indefinite   President, SpenceCare              12             Trustee, State
Cambridge, MA 02138                                              International LLC (1998 -                         Street
                                              Elected: 2/00      present); Member of the Advisory                  Institutional
DOB: October 24, 1948                                            Board, Ingenium Corp. (technology                 Investment
                                                                 company) (2001 - present); Chief                  Trust; Director
                                                                 Executive Officer, IEmily.com                     of Berkshire
                                                                 (internet company) (2000 - 2001);                 Life Insurance
                                                                 Chief Executive Officer of                        Company of
                                                                 Consensus Pharmaceutical, Inc.                    America; and
                                                                 (1998-1999); Founder, President                   Director,
                                                                 and Chief Executive Officer of                    IEmily.com
                                                                 Spence Center for Women's Health
                                                                 (1994 - 1998); Trustee, Eastern
                                                                 Enterprise (utilities) (1988 -
                                                                 2000).

Douglas T. Williams          Trustee          Term: Indefinite   Executive Vice President of Chase  12             Trustee, State
State Street Master Funds                                        Manhattan Bank (1987 - 1999).                     Street
P.O. Box 5049                                 Elected: 2/00      Mr. Williams retired in 1999.                     Institutional
Boston, MA 02206                                                                                                   Investment Trust

DOB: December 23, 1940

                                                               19

                                                                                                      NUMBER
                                                                                                     OF FUNDS
                                                                                                     IN FUND           OTHER
NAME, ADDRESS,               POSITION(S)      TERM OF OFFICE                                         COMPLEX       DIRECTORSHIPS
AND DATE OF                  HELD WITH        AND LENGTH OF      PRINCIPAL OCCUPATION                OVERSEEN         HELD BY
BIRTH ("DOB")                TRUST            TIME SERVED        DURING PAST FIVE YEARS             BY TRUSTEE        TRUSTEE
-------------                -----            -----------        ----------------------             ----------     -------------
OFFICERS:
---------
James E. Ross                President        Term: Indefinite   President, SSgA Funds Management,  ------         ------
SSgA Funds                                                       Inc. (2005 - present); Principal,
Management, Inc.                              Elected: 4/05      SSgA Funds Management, Inc. (2001
State Street Financial                                           - present); Principal, State
Center                                                           Street Global Advisers (March
One Lincoln Street                                               2000 - present); Vice President,
Boston, MA  02111                                                State Street Bank and Trust
                                                                 Company (1998 - March 2000).
DOB June 24, 1965

Gary L. French                                                                                       ------        ------
State Street Bank and        Treasurer        Term: Indefinite   Senior Vice President of State
Trust Company                                                    Street Bank and Trust Company
2 Avenue de Lafayette                         Elected: 5/05      (2002 - present); Managing
Boston, MA  02111                                                Director, Deutsch Bank (including
                                                                 its predecessor, Scudder
DOB:  July 4, 1951                                               Investments), Fund Operations
                                                                 Unit (2001 - 2002); President,
                                                                 UAM Fund Services 1995 - 2001).

Julie A. Tedesco             Secretary        Term: Indefinite   Vice President and Counsel of      ------         ------
State Street Bank and                                            State Street Bank and Trust
Trust Company                                 Elected: 5/00      Company (2000 - present); Counsel
225 Franklin Street                                              of First Data Investor Services
Boston, MA 02110                                                 Group, Inc. (1994 - 2000).

DOB: September 30, 1957

Peter A. Ambrosini           Chief Compliance Term: Indefinite   Senior Principal and Chief         ------         ------
SSgA Funds Management, Inc.  Officer                             Compliance and Risk Management
State Street Financial                        Elected: 5/04      Officer of SSgA Funds Management,
Center                                                           Inc. and State Street Global
One Lincoln Street                                               Advisors (2001-present); and
Boston, MA 02110                                                 Managing Director,
                                                                 PricewaterhouseCoopers LLP (1986
DOB: December 17, 1943                                           - 2001).

      The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio's best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      Each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2005.

                                Aggregate     Pension or Retirement    Estimated Annual    Total Compensation from
                              Compensation     Benefits Accrued as       Benefits Upon     Trust and Fund Complex
Name/Position                  from Trust     Part of Trust Expenses      Retirement          Paid to Trustees
-------------                  ----------     ----------------------      ----------          ----------------
William L. Boyan, Trustee       $30,000                $0                   $0                     $30,000
Michael F. Holland, Trustee     $30,000                $0                   $0                     $30,000
Rina K. Spence, Trustee         $30,000                $0                   $0                     $30,000
Douglas T. Williams, Trustee    $30,000                $0                   $0                     $30,000

      The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2005.

--------------------------------------------------------------------------------
                                            Aggregate Dollar Range of Equity
                      Dollar Range of         Securities in All Registered
                     Equity Securities  Investment Companies Overseen by Trustee
Name of Trustee         in the Trust       in Family of Investment Companies
---------------         ------------       ---------------------------------
--------------------------------------------------------------------------------
William L. Boyan          None                           None
Michael F. Holland        None                           None
Rina K. Spence            None                           None
Douglas T. Williams       None                           None
--------------------------------------------------------------------------------

                                 CODE OF ETHICS

      The Manager, the Trust, SSgA, FAM and the sub-advisors have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, the Manager's and Trust's Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

      From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy, as amended. Each Fund's proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

      As noted in the Policy, proxy voting for the Funds that invest primarily in the securities of foreign issuers has been delegated to such Funds' sub-advisors. The International Equity and Emerging Markets Funds have each adopted the proxy voting policies and procedures of their respective sub-advisors for the portion of each Fund's assets under management by that sub-advisor. Each sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B.

      The proxy voting  policy for each Index  Portfolio is included in Appendix
C.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

      Set forth below are the entities or persons that own more than 5% of the outstanding shares of a Fund or Class as of January 31, 2006, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses. All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds. As of the March 1, 2006 inception of the PlanAhead Class of the Mid-Cap Value Fund, the Manager owned 100% of the shares of the PlanAhead Class of the Fund.

----------------------------------------------------------------------------------------------------------
                                                            Institutional   PlanAhead    Service      AMR
Balanced Fund                                  Total Fund      Class          Class       Class      Class
-------------                                  ----------      -----          -----       -----      -----
----------------------------------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation         87%                                                 100%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
----------------------------------------------------------------------------------------------------------
American Beacon Advisors, Inc.                                                             93%
   P.O. Box 619003
   Dallas, TX  75261-9003
----------------------------------------------------------------------------------------------------------
C.R. Smith Museum                                               33%
   P.O. Box 619617 MD 808
   DFW Airport, TX  75261-9617
----------------------------------------------------------------------------------------------------------

                                                    21

----------------------------------------------------------------------------------------------------------
                                                            Institutional   PlanAhead    Service      AMR
Balanced Fund                                  Total Fund      Class          Class       Class      Class
-------------                                  ----------      -----          -----       -----      -----
----------------------------------------------------------------------------------------------------------
Community Foundation of North Texas                              9%
   306 W 7th St Ste 306
   Fort Worth, TX 76102
----------------------------------------------------------------------------------------------------------
G&L Family Partners Ltd.                                         7%
   4611 Meandering Way
   Colleyville, TX  76034
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co. *                                                         32%*
   9601 E. Panorama Circle
   Englewood, CO  80112
----------------------------------------------------------------------------------------------------------
Fidelity Investments Institutional Operations                                  13%*
Co. Inc.*
   100 Magellan Way KW1C
   Covington, KY  41015
----------------------------------------------------------------------------------------------------------
National Financial Services Corp.*                                             21%*
   200 Liberty Street
   New York, NY 10281
----------------------------------------------------------------------------------------------------------
National Financial Services Corp.*                              21%*
   P.O. Box 3908
   New York, NY 10163-3908
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co.*                                           8%*
   101 Montgomery Street
   San Francisco, CA  94104-4122
----------------------------------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only

    --------------------------------------------------------------------------------------------------
                                                                Institutional   PlanAhead      AMR
    Emerging Markets Fund                          Total Fund       Class         Class       Class
    ---------------------                          ----------       -----         -----       -----
    --------------------------------------------------------------------------------------------------
    Employee Benefit Plans of AMR Corporation         87%                                  100%
    and its subsidiary companies
       4333 Amon Carter Boulevard
       Fort Worth, TX  76155
    --------------------------------------------------------------------------------------------------
    Richard & Jacqueline Hollander ttees fbo                         24%
    Hollander Family Trust
      1381 Moraga Dr.
      Los Angeles, CA  90049
    --------------------------------------------------------------------------------------------------
    Akin, Gump, Strauss, Hauer & Feld                                33%
    Co-Mingled Qualified Plan Partnership
      1700 Pacific Ave. Ste. 4100
      Dallas, TX  75201
    --------------------------------------------------------------------------------------------------
    PGH Foundation - Combined Fund*                                  10%*
      P.O. Box 94984
      Cleveland, OH 44101-4984
    --------------------------------------------------------------------------------------------------
    William F. and Doreen J. Quinn                                    8%
      1108 Loch Lomond Ct.
      Arlington, TX  76012
    --------------------------------------------------------------------------------------------------
    Akin, Gump, Strauss, Hauer & Feld                                 6%
    Non-Qualified Plan Partnership
      1700 Pacific Ave. Ste. 4100
      Dallas, TX  75201
    --------------------------------------------------------------------------------------------------
    National Financial Services Corp.*                                             27%*
      200 Liberty Street
      New York, NY  10281
    --------------------------------------------------------------------------------------------------
    Peter Dolara, IRA                                                              14%
      901 Ponce De Leon 8th Floor
      Coral Gables, FL 33134
    --------------------------------------------------------------------------------------------------
    Wells Fargo Bank N.A.                                            12%*
      P.O. Box 1533
      Minneapolis, MN  55480-1533
    --------------------------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only

            -------------------------------------------------------------------
               Enhanced Income Fund               Total Fund    PlanAhead Class
               --------------------               ----------    ---------------
            -------------------------------------------------------------------
                 Penbat FBO PH&H                        99%             99%
                   7650 Magna Drive
                   Belleville, IL  62223-3366
            -------------------------------------------------------------------
                       *Denotes record owner of Fund shares only


----------------------------------------------------------------------------------------------
                                                          Institutional   PlanAhead   Service
High Yield Bond Fund                         Total Fund       Class         Class      Class
--------------------                         ----------       -----         -----      -----
----------------------------------------------------------------------------------------------
Employee Benefit Plans of AMR                    6%            15%
Corporation and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
----------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                      15%*           16%*         14%*
  101 Montgomery Street
  San Francisco, CA  94104
----------------------------------------------------------------------------------------------
Sabre Legacy Plan*                               6%*            9%*
  C/O Fidelity Management Trust Co.
  82 Devonshire St, # 21M
  Boston, MA 02109
----------------------------------------------------------------------------------------------
National Financial Services LLC*                               12%*
  200 Liberty St., 5th Floor
  New York, NY  10281
----------------------------------------------------------------------------------------------
Penbat C/F PH&H                                 22%                         69%
  7650 Magna Drive
  Belleville, IL  62223-3366
----------------------------------------------------------------------------------------------
Trustlynx & Co. C/F Company 00M66                                                       97%
  P.O. Box 173736
  Denver, CO  80217-3736
----------------------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only

-----------------------------------------------------------------------------
                                                    Institutional  PlanAhead
Intermediate Bond Fund                  Total Fund      Class        Class
----------------------                  ----------      -----        -----
-----------------------------------------------------------------------------
Employee Benefit Plans of AMR               98%*         98%*
Corporation and its subsidiary
companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
-----------------------------------------------------------------------------
Pershing LLC*                                                         8%*
  P.O. Box 2052
  Jersey City, NJ  07303-2052
-----------------------------------------------------------------------------
Larry Rheuben Harmon, IRA                                            33%
  12368 Reata Ct.
  San Diego, CA  92128
-----------------------------------------------------------------------------
Elizabeth A. Loda                                                     7%
  322 Dulles Road
  Des Plaines, IL 60016
-----------------------------------------------------------------------------
National Financial Services Corp.*                                    9%*
  200 Liberty Street
  New York, NY  10281
-----------------------------------------------------------------------------
      *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------------------------------------
                                                          Institutional PlanAhead     Service        AMR
International Equity Fund                      Total Fund    Class        Class        Class        Class
-------------------------                      ----------    -----        -----        -----        -----
-------------------------------------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation         19%                                               100%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                        20%*        37%*
  101 Montgomery Street
  San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------
NABank & Co.*                                                  5%*
  P.O. Box 2180
  Tulsa, OK  74101-2180
-------------------------------------------------------------------------------------------------------------
National Financial Services Corp.*                 8%*                     33%*
  200 Liberty Street
  New York, NY  10281
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.*                              7%*                     28%*
  9601 E. Panorama Circle
  Englewood, CO  80112
-------------------------------------------------------------------------------------------------------------
Fidelity Investments  Institutional                                        14%*
Operations Co. Inc.*
  100 Magellan Way KW1C
  Covington, KY  41015
-------------------------------------------------------------------------------------------------------------
Saxon and Co*                                                                           25%*
  P.O. Box 7780-1888
  Philadelphia, PA 19182
-------------------------------------------------------------------------------------------------------------

                                                    23

-------------------------------------------------------------------------------------------------------------
                                                          Institutional PlanAhead     Service        AMR
International Equity Fund                      Total Fund    Class        Class        Class        Class
-------------------------                      ----------    -----        -----        -----        -----
-------------------------------------------------------------------------------------------------------------
Wilmington Trust Company*                                                               26%*
  P.O. Box 8880
  Wlimington, DE 19899-8880
-------------------------------------------------------------------------------------------------------------
Trustlynx & Co. C/F Company 00M66                                                       15%
  P.O. Box 173736
  Denver, CO  80217-3736
-------------------------------------------------------------------------------------------------------------
SEI Private Trust Co.                                                                   29%
  One  Freedom Valley Drive
  Oaks, PA  19456
-------------------------------------------------------------------------------------------------------------
        *Denotes record owner of Fund shares only

--------------------------------------------------------------------------------
                                                                Institutional
International Equity Index Fund                 Total Fund          Class
-------------------------------                 ----------          -----
--------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation           53%              53%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
--------------------------------------------------------------------------------
Nationwide Insurance Company*                       40%*             40%*
    P.O. Box 182029
    Columbus, OH  43218-2029
--------------------------------------------------------------------------------
Mac & Co.*                                           5%*              5%*
    P.O. Box 3198
    Pittsburgh, PA  15230-3198
--------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only

----------------------------------------------------------------------------------------------
                                                         Institutional   PlanAhead      AMR
Large Cap Growth Fund                        Total Fund     Class          Class       Class
---------------------                        ----------     -----          -----       -----
----------------------------------------------------------------------------------------------
Employee Benefit Plans of AMR                   100%                                    100%
Corporation and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
--------------------------------------------------------------------------------------------
National Financial Services Corp.*                            99%*
  P.O. Box 3908
  New York, NY  10163-3908
--------------------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only


------------------------------------------------------------------------------------------------------------
                                                            Institutional PlanAhead    Service      AMR
Large Cap Value Fund                            Total Fund     Class        Class       Class      Class
--------------------                            ----------     -----        -----       -----      -----
------------------------------------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation         37%                                               100%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
------------------------------------------------------------------------------------------------------------
NABank & Co.*                                                   11%*
  P.O. Box 2180
  Tulsa, OK  74101-2180
------------------------------------------------------------------------------------------------------------
National Financial Services Corp.*                              11%*
  P.O. Box 3908
  New York, NY  10163-3908
------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                                      14%*
  101 Montgomery St
  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------
National Financial Services Corp.*                13%*                       28%*
  200 Liberty Street
  New York, NY  10281
------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.*                              9%*                       18%*
  9601 E. Panorama Circle.
  Englewood, CO  80112
------------------------------------------------------------------------------------------------------------
Fidelity Investments  Institutional               14%*          25%*         22%*
Operations Co. Inc.*
  100 Magellan Way KW1C
  Covington, KY  41015
------------------------------------------------------------------------------------------------------------
Wachovia Bank*                                                                           81%*
  1525 West WT Harris Blvd.
  Charlotte, NC  28288-0001
------------------------------------------------------------------------------------------------------------
Saxon and Co.*                                                                           19%*
  P.O. Box 7780-1888
  Philadelphia, PA  19182-0001
------------------------------------------------------------------------------------------------------------
      *Denotes record owner of Fund shares only

--------------------------------------------------------------------------------
                                                         Institutional      AMR
Mid-Cap Value Fund                          Total Fund       Class         Class
------------------                          ----------       -----         -----
--------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation        96%                        100%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
--------------------------------------------------------------------------------
William F. and Doreen J. Quinn                                10%
  1108 Loch Lomond Ct.
   Arlington, TX  76012
--------------------------------------------------------------------------------
Pershing LLC                                                  43%
  P.O. Box 2052.
  Jersey City, NJ  07303-2052
--------------------------------------------------------------------------------
               *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------
                                                    Institutional  PlanAhead
Money Market Fund                       Total Fund      Class        Class
-----------------                       ----------      -----        -----
-------------------------------------------------------------------------------
NABank & Co.*                                                 18%*
  P.O. Box 2180
  Tulsa, OK  74101-2180
-------------------------------------------------------------------------------
Transco & Company*                                            12%*
  P.O. Box 523
  Belleville, IL 62222-0523
-------------------------------------------------------------------------------
Cos-Mar Company*                                              13%*
  P.O. Box 674411
  Houston, TX 77267-4411
-------------------------------------------------------------------------------
Global Financial Services Inc.                                 9%
  5501 Independence Pkwy, Ste 314
  Plano, TX 75023
-------------------------------------------------------------------------------
Mail Holdings L P Partnership*                                 8%*
  125 E John Carpenter Fwy
  Irving, TX 75062-2709
-------------------------------------------------------------------------------
National Investor Services Corp.*          28%*                         74%*
  55 Water Street, 32nd Floor
  New York, NY  10041
-------------------------------------------------------------------------------
SEI Trust Company c/o Treasury Point*      24%*
  1 Freedom Valley Dr.
  Oaks, PA  19456
-------------------------------------------------------------------------------
Goldman Sachs Global Cash Services*        14%*
  71 South Wacker Drive, Suite 500
  Chicago, IL  60606-4637
-------------------------------------------------------------------------------
SSGA High Yield Bond Fund                                      6%
  1 Heritage Drive
  North Quincy, MA  02171-2105
-------------------------------------------------------------------------------
Penbat C/F PH&H                                                         12%
  7650 Magna Drive
  Belleville, IL  62223-3366
-------------------------------------------------------------------------------
               *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------
                                                                PlanAhead
Municipal Money Market Fund                     Total Fund        Class
---------------------------                     ----------        -----
National Investor Services Corp.*                  97%*           91%*
    55 Water Street, 32nd Floor
    New York, NY  10041
-------------------------------------------------------------------------------
Gail J. Eggano                                                     8%
    3204 North Hill Drive
    Tupelo, MS  38804-9788
-------------------------------------------------------------------------------
               *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------
                                                 Institutional PlanAhead
S&P 500 Index Fund                   Total Fund     Class        Class
------------------                   ----------     -----        -----
-------------------------------------------------------------------------------
Employee Benefit Plans of AMR            73%         90%
Corporation and its subsidiary
companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
-------------------------------------------------------------------------------
Charles Schwab & Co.*                    10%*         9%*          18%*
  9601 E. Panorama Circle
  Englewood, CO 80112

-------------------------------------------------------------------------------
National Financial Services Corp.*       12%*                      62%*
  200 Liberty Street
  New York, NY  10281
---------------------------------------------------------------------------
                      *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------
                                                        Institutional  PlanAhead
Short-Term Bond Fund                           Total Fund    Class        Class
--------------------                           ----------    -----        -----
-------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation         85%         95%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
-------------------------------------------------------------------------------
National Financial Services Corp.*                 8%*                     77%*
  200 Liberty Street
  New York, NY  10281
-------------------------------------------------------------------------------
Fidelity Investments Institutional Operations                              7%*
Co. Inc.*
  100 Magellan Way KW1C
  Covington, KY  41015
-------------------------------------------------------------------------------
                      *Denotes record owner of Fund shares only



-------------------------------------------------------------------------------
                                                             Institutional
Small Cap Index Fund                            Total Fund        Class
--------------------                            ----------        -----
-------------------------------------------------------------------------------
Employee Benefit Plans of AMR Corporation           99%            99%
and its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
-------------------------------------------------------------------------------
                      *Denotes record owner of Fund shares only


-------------------------------------------------------------------------------



                                                Institutional  PlanAhead    Service        AMR
Small Cap Value Fund                 Total Fund    Class        Class        Class        Class
--------------------                 ----------    -----        -----        -----        -----
----------------------------------------------------------------------------------------------------

Employee Benefit Plans of AMR           14%                                                100%
Corporation and its subsidiary
companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
----------------------------------------------------------------------------------------------------
Charles Schwab & Co.*                   11%*        10%*         17%*
  101 Montgomery Street
  San Francisco, CA  94104
----------------------------------------------------------------------------------------------------
Saxon and Co.*                                                                11%*
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
----------------------------------------------------------------------------------------------------
Fidelity Investments Institutional      25%*        20%*         39%*
Operations Co. Inc.*
  100 Magellan Way KW1C
  Covington, KY  41015
----------------------------------------------------------------------------------------------------
National Financial Services Corp.*      5%*                      12%*
  P.O. Box 3908
  New York, NY 10163-3908
----------------------------------------------------------------------------------------------------
Metlife RP Reliance Trust Company*                                            15%*
  2 Montgomery Street.
  Jersey City, NJ  07302-3802
----------------------------------------------------------------------------------------------------
Hartford Life Separate Account                                                11%
  P.O. Box 2999
  Hartford, CT  06104-2999
----------------------------------------------------------------------------------------------------
        *Denotes record owner of Fund shares only

--------------------------------------------------------------------------------
                                                             Institutional
Treasury Inflation Protected Securities Fund    Total Fund        Class
--------------------------------------------    ----------        -----
Employee Benefit Plans of AMR Corporation and      100%           100%
its subsidiary companies
   4333 Amon Carter Boulevard
   Fort Worth, TX  76155
--------------------------------------------------------------------------------
                      *Denotes record owner of Fund shares only

--------------------------------------------------------------------------------
U.S. Government Money Market Fund     Total Fund  PlanAhead Class
---------------------------------     ----------  ----------------
Muir & Co.                                 8%            68%
  c/o Frost National Bank
  P.O. Box 2479
  San Antonio, TX  78298-2479
--------------------------------------------------------------------------------
National Investor Services Corp.*         21%           31%*
  55 Water Street, 32nd Floor
  New York, NY  10041
--------------------------------------------------------------------------------
Transco & Co.*                            67%*
   105 N. Main St.
   Wichita, KS  67202
--------------------------------------------------------------------------------
                     *Denotes record owner of Fund shares only

                         INVESTMENT ADVISORY AGREEMENTS

    The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Nature of Controlling
Sub-Advisor                                     Controlling Person/Entity            Basis of Control      Person/Entity's Business
-----------                                     -------------------------            ----------------      ------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.       Old Mutual Asset Managers (US) LLC       Parent Co.            Financial Services
Brandywine Global Investment Management, LLC    Legg Mason, Inc.                         Parent Co.            Financial Services
Brown Brothers Harriman & Co.                   None                                        N/A                        N/A
Calamos Advisors LLC                            Calamos Asset Management, Inc.           Parent Co.            Financial Services
Causeway Capital Management LLC                 Sarah H. Ketterer and Harry WW.          Officers and          Financial Services
                                                          Hartford                          Owners             Financial Services
Dreman Value Management, LLC                    Dreman Family 1988 Trust, Holly A.       Majority Owners       Financial Services
                                                    Dreman, Carlyn S. McCaffrey,
                                                         Solomon B. Dreman
                                                  David N. Dreman, Lloyd Jagai,          Minority Owners
                                                Nelson Woodard, Thomas Littauer,
                                                Lee Delaporte, James Hutchinson
Franklin Advisers, Inc.                                Franklin Resources, Inc.          Parent Co.            Financial Services
Goldman Sachs Asset Management, L.P.                    Goldman, Sachs & Co.             Parent Co.            Financial Services
Hotchkis and Wiley Capital Management, LLC              HWCap Holdings, LLC              Majority Owner        Financial Services
                                               Stephens Group Inc. and affiliates        Minority Owner        Financial Services
Lazard Asset Management LLC                           Lazard Freres & Co. LLC            Parent Co.            Financial Services
Metropolitan West Capital Management, LLC       Evergreen Investment Company, Inc.       Majority Owner        Financial Services
                                                  Principals of Metropolitan West        Minority Owners       Financial Services
                                                    Capital Management, LLC
Morgan Stanley Investment Management Inc.                 Morgan Stanley                 Parent Co.            Financial Services
Morgan Stanley Investment Management Company*
NISA Investment Advisors, LLC                             Jess Yawitz                    Minority Owner        Financial Services
                                                          William Marshall               Minority Owner        Financial Services
Opus Capital Group, LLC                         Jakki L. Haussler, Len A. Haussler       Officers and          Financial Services
                                                       and Kevin P. Whelan                  Owners
Post Advisory Group, LLC                       Principal Global Investors, LLC           Majority Owner        Financial Services
                                                        Lawrence Post                    Minority Owner        Financial Services
                                                       Carl Goldsmith                    Minority Owner        Financial Services
Pzena Investment Management, LLC                      Richard Pzena                      Minority Owner        Financial Services
                                                        John Goetz                       Minority Owner        Financial Services
                                                     William Lipsey                      Minority Owner        Financial Services
                                                      Amelia Jones                       Minority Owner        Financial Services
                                                    A. Rama Krishna                      Minority Owner        Financial Services
SSgA Funds Management, Inc.                        State Street Corporation              Parent Co.            Financial Services
Templeton Investment Counsel, LLC                  Franklin Resources, Inc.              Parent Co.            Financial Services
The Boston Company Asset Management, LLC          Mellon Financial Corporation           Parent Co.            Financial Services
The Renaissance Group LLC                       Affiliated Managers Group, Inc.          Majority Owner        Financial Services
------------------------------------------------------------------------------------------------------------------------------------

*Morgan Stanley Investment Management Inc. ("MSIM Inc.") may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company ("MSIM Company"), an affiliated investment adviser.

    Prior to March 1, 2006, the International Equity Fund invested all of its investable assets in a corresponding Portfolio of the Master Trust. Accordingly, the sub-advisors to this Fund received a fee on behalf of the Portfolio, and not the Fund, prior to March 1, 2002. The following table reflects the fees paid to the sub-advisors from the Portfolios or Funds (as applicable) for the fiscal years ended October 31, 2003, 2004 and 2005:

                                               Investment Advisory        Investment Advisory      Investment Advisory
Sub-Advisor                                       Fees for 2003             Fees for 2004             Fees for 2005
-----------                                      -------------             -------------             -------------
Barrow, Hanley, Mewhinney & Strauss, Inc. (4)       $    891,679            $  1,684,493           $  2,386,768
Brandywine Global Investment Management, LLC        $  1,375,801            $  2,477,672           $  5,594,538
Brown Brothers Harriman & Co. (5)                         N/A               $      3,996           $     20,070
Calamos Holdings LLC (3)                            $     44,916            $    151,260           $    152,999
Causeway Capital Management LLC                     $    698,897            $  1,001,618           $  1,177,467
Goldman Sachs Asset Management, L.P.                $    113,112            $    165,357           $    146,475
Hotchkis and Wiley Capital Management, LLC          $  1,159,269            $  1,578,434           $  1,954,121
Independence Investment LLC (1)                     $    248,657            $     14,965                  N/A
J.P. Morgan Investment Management Inc.              $     79,731            $    118,032           $    128,223
Lazard Asset Management LLC                         $    873,118            $  1,307,901           $  1,633,739
Metropolitan West Capital Management, LLC           $    149,995            $    212,887           $    536,427
Morgan Stanley Investment Management Inc.           $    198,308            $    296,834           $    444,061
NISA Investment Advisors, LLC (5)                         N/A               $      2,398           $     12,018
Opus Capital Group, LLC (7)                               N/A                      N/A             $  1,008,285
Post Advisory Group, LLC (2)                        $  1,066,049            $  1,537,710           $  1,558,984
Pzena Investment Management, LLC (5)                      N/A               $     24,127           $    166,576
Templeton Investment Counsel, LLC                   $    988,056            $  1,438,127           $  1,803,785
The Boston Company Asset Management, LLC (6)        $    151,462            $    395,840           $  3,289,077+

 (1) As of October 24, 2003, Independence Investment LLC ceased to serve as a sub-advisor to the International Equity Fund.
 (2) Prior to October 21, 2003, this firm was named MW Post Advisory Group, LLC.
 (3) As of July 1, 2003, Calamos Holdings LLC became a sub-advisor to the Enhanced Income Fund.
 (4) Barrow, Hanley, Mewhinney & Strauss, Inc. became a sub-advisor to the Mid-Cap Value Fund on June 30, 2004 and to the Small Cap Value Fund on September 18, 2003.
 (5) As of June 30, 2004, Pzena Investment Management, LLC became a sub-advisor to the Mid-Cap Value Fund, and Brown Brothers Harriman & Co. and NISA Investment Advisors, LLC became sub-advisors to the Treasury Inflation Protected Securities Fund.
 (6) As of September 27, 2004, The Boston Company Asset Management, LLC became a sub-advisor to the International Equity and Small Cap Value Funds.
 (7) Opus Capital Group, LLC became a sub-advisor to the Small Cap Value Fund on January 31, 2005. Prior to May 19, 2006, this firm was named Opus Capital Management, Inc.
 (8) Prior to May 1, 2006, this firm was named Brandywine Asset Management, LLC.

    Effective August 31, 2005, Dreman Value Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. were added as sub-advisors to the Small Cap Value Fund. As of October 31, 2005, Fund assets had not been allocated to these sub-advisors. The Manager has agreed to pay an annualized advisory fee to the sub-advisors of the Fund according to the following schedules.

 Dreman Value Management, LLC                SSgA Funds Management, Inc.
 ----------------------------                ---------------------------
 0.55% on all assets under management        0.60% on the first $25 million
                                             0.50% on the next $25 million
 Metropolitan West Capital Management, LLC   0.45% on the next $50 million
 -----------------------------------------   0.40% on assets over $100 million
 0.50% on the first $75 million in assets
 0.45% on the next $75 million in assets
 0.40% on assets over $150 million

    The Manager intends to begin allocating assets of the High Yield Bond Fund to Franklin Advisers, Inc. and assets of the Large Cap Growth Fund to The Renaissance Group LLC on or about September 18, 2006 and September 29, 2006, respectively. The Manager has agreed to pay an annualized advisory fee to these sub-advisors according to the following schedules.

      Franklin Advisers, Inc.              The Renaissance Group LLC
      -----------------------              --------------------------
      0.40% on the first $50 million       0.45% on the first $50 million
      0.35% on the next $150 million       0.40% on the next $50 million
      0.30% on the next $100 million       0.35% on assets over $100 million
      0.25% on assets over $300 million

    To the extent that MSIM Inc. delegates certain of its investment advisory services to MSIM Company, MSIM Inc. compensates MSIM Company from the investment advisory fee paid to MSIM Inc. by the Manager on behalf of the Emerging Markets Fund. References to MSIM Inc. throughout the remainder of this SAI refer to both MSIM Inc. and MSIM Company.

    Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

    Foreside Fund Services, LLC ("Foreside"), located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds.

              MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

THE MANAGER
-----------
   The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the Master Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

        o   complying with reporting requirements;
        o   corresponding with shareholders;
        o   maintaining   internal   bookkeeping,  accounting  and  auditing
            services and records; and
        o supervising the provision of services to the Trusts by third parties.

    In addition to its oversight of the sub-advisors and the Index Portfolio advisors, the Manager invests the portion of all Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations, except for the High Yield Bond Fund, the Index Funds, and the Treasury Inflation Protected Securities Fund.

    The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

    The following amounts represent management fees paid to the Manager based on total Fund or Portfolio assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. With the exception of the Index Funds, the TIPS Fund and the Money Market Funds, the Funds have a fiscal year end of October 31st. Management fees for the Funds with fiscal years ended October 31 were approximately as follows: 2003, $7,323,000, of which approximately $5,354,000 was paid by the Manager to the other sub-advisors; 2004, $17,050,000, of which approximately $12,607,000 was paid by the Manager to the other sub-advisors; and 2005, $29,965,000, of which approximately $22,481,000 was paid by the Manager to the other sub-advisors. Management fees in the amount of approximately $56,000, $36,000 and $0 were waived/reimbursed by the Manager during the fiscal years ended October 31, 2003, 2004 and 2005.

    The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. The Money Market Funds have a fiscal year end of December 31st. Management fees for these Funds for the fiscal years ended December 31, 2003, 2004 and 2005 were approximately $4,952,000, $5,767,000 and $7,087,000. Because these Funds are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived or reimbursed by the Manager in relation to these Funds. The TIPS Fund has a fiscal year end of December 31st. Management fees for this Fund for the fiscal period ended December 31, 2004 were approximately $21,690, of which approximately $13,014 was paid by the Manager to the other sub-advisors. Management fees for the TIPS Fund for the fiscal year ended December 31, 2005 were approximately $60,555, of which approximately $31,940 was paid by the Manager to the sub-advisors.

    Under the Management Agreement, the Manager presently monitors the services provided by FAM to the Index Trust Portfolios and by SSgA to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests  of  the  shareholders  of  any  of  the  Index  Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund's average net assets, accrued daily and paid monthly.

    In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds with fiscal years ended October 31 were approximately as follows: 2003, $2,834,000; 2004, $5,078,000; and 2005, $11,443,000. Administrative services fees for the Index Funds, TIPS Fund and the Money Market Funds for the fiscal years ended December 31, 2003, 2004 and 2005 were approximately $1,569,000, $1,020,000 and $1,245,000, respectively.

    The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Service Class advertising material and sales literature. Certain sub-advisors contribute a percentage of their advisory fees to the Manager to support the Funds' distribution activities. The Manager will receive distribution fees from the Service Class regardless of the amount of the Manager's actual expenses related to distribution efforts on behalf of the Service Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Service Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal period from May 1, 2003 (the inception of the Service Class) through October 31, 2003 were not material to the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended October 31, 2004 and 2005 were approximately $7,000 and $88,000, respectively.

    The Manager receives compensation for administrative and oversight functions with respect to securities lending of all of the Funds, except for the Index Funds. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2003, $279,600; 2004, $326,000; and $650,000. The Money Market Portfolios and the TIPS Fund do not engage in securities lending, so the Manager received no related compensation for the fiscal years ended December 31, 2003, 2004 and 2005.

    The PlanAhead and Service Classes have each adopted a Service Plan (collectively, the "Plans"). The Plans provide that each Fund's PlanAhead and Service Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead and Service Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the PlanAhead and Service Class Prospectuses, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Service Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the Funds with fiscal years ended October 31 were approximately as follows: 2003, $795,000; 2004, $1,755,000; and 2005, $5,370,000. Service fees for the S&P 500 Index Fund and the Money Market Funds for the fiscal years ended December 31, 2003, 2004 and 2005 were approximately $683,000, $555,000 and
$766,000, respectively.

    The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

FAM
---

    Under the terms of the Index Trust's investment advisory agreement with FAM, FAM provides the Index Trust with investment advisory and management services. Subject to the supervision of the Index Trust Board, FAM is responsible for the actual management of each Index Trust Portfolio and constantly reviews each Portfolio's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM.

    The investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index Trust connected with investment and economic research, trading and investment management of the Index Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. The Index Trust Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Index Trust Portfolios or Trustees of the Trust who are not officers, directors or employees of FAM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Index Trust Portfolios or Trustees of the Trust, and any extraordinary expenses.

    For the years ended December 31, 2003, 2004 and 2005, FAM earned, net of waivers, $21,203, $6,251 and $29,126 as compensation for investment advisory services provided to the International Index Series. For the years ended December 31, 2003, 2004 and 2005, FAM earned, net of waivers, $22,670, $32,048 and $4,974 as compensation for investment advisory services provided to the Small Cap Index Series.

    Under the Index Trust's Management Agreement with FAM, the annual fee rate payable to FAM by the Small Cap Index Series is 0.08% of the average daily net assets of the Small Cap Index Series. However, FAM has entered into a contractual fee waiver with the Index Trust on behalf of the Small Cap Index Series and certain corresponding feeder funds. As a result of such fee waiver, the current annual fee payable to FAM is 0.01% of the average daily net assets of the Small Cap Index Series. The contractual fee waiver will remain in effect from year to year with respect to the Small Cap Index Series unless the parties thereto agree otherwise not less than 30 days prior to the end of the then current fiscal year.

    FAM provides administrative services to the Index Trust. The Investment Advisory Agreement obligates FAM to provide certain administrative services to the Index Trust and to pay all compensation of and furnish office space for officers and employees of the Index Trust as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Index Trust Portfolio pays all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index Trust Portfolios. Princeton Funds Distributor will pay certain of the expenses of the Index Trust Portfolios incurred in connection with the offering of their shares.

    Pursuant to a Subadministration Agreement between FAM and the Manager, FAM provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, FAM receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers. For the years ended December 31, 2003, 2004 and 2005, FAM earned $1,015, $3,884 and $23,294 as compensation under the Subadministration Agreement.

SSGA AND STATE STREET
---------------------
    Under the terms of the Equity 500 Index Portfolio's Investment Advisory Agreement with SSgA, SSgA manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. Subject to such policies as the Equity 500 Index Portfolio Board may determine, SSgA furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf. SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments.

    SSgA bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

    State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

    For the years ended December 31, 2003, 2004 and 2005, the Equity 500 Index Portfolio paid $1,017,000, $1,201,000 and $1,125,000, respectively, in total compensation to SSgA and State Street for investment advisory, administrative and other services. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.

                            OTHER SERVICE PROVIDERS

    State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the Master Trust and the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, New York, New York, serves as custodian for the assets of the International Index Series. Merrill Lynch Trust Company, Plainsboro, New Jersey, serves as the custodian for the assets of the Small Cap Index Series. Financial Data Services, Inc., Jacksonville, Florida, is the transfer agent for the Index Trust. The independent registered public accounting firm for the Funds, the Master Trust and the Equity 500 Index Portfolio is Ernst & Young LLP, Chicago, Illinois and Boston, Massachusetts. The independent registered public accounting firm for the Master International Index Series and the Master Small Cap Index Series, two of the series of the Index Trust, is Deloitte & Touche LLP, Princeton, New Jersey.

                               PORTFOLIO MANAGERS

    The portfolio managers to the non-Money Market Funds and the Index Portfolios (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Funds and Portfolios. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2005, except for the Portfolio Managers at Brown Brothers Harriman & Co., Fund Asset Management, L.P., NISA Investment Advisors, LLC, and SSgA Funds Management, Inc. - Equity 500 Index Portfolio, whose accounts and assets are shown as of December 31, 2005.


-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF OTHER ACCOUNTS MANAGED          NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                                        AND ASSETS BY ACCOUNT TYPE               ADVISORY FEE IS PERFORMANCE-BASED
                                                  ---------------------------------------------------------------------------------

NAME OF                                           REGISTERED   OTHER POOLED                  REGISTERED    OTHER POOLED
INVESTMENT ADVISOR AND                            INVESTMENT   INVESTMENT      OTHER         INVESTMENT     INVESTMENT     OTHER
PORTFOLIO MANAGER                                 COMPANIES    VEHICLES       ACCOUNTS       COMPANIES        VEHICLES    ACCOUNTS
----------------                                  ---------     ---------     --------       ---------     ------------  ---------
-----------------------------------------------------------------------------------------------------------------------------------
American Beacon Advisors, Inc. (1)
----------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF OTHER ACCOUNTS MANAGED          NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                                        AND ASSETS BY ACCOUNT TYPE               ADVISORY FEE IS PERFORMANCE-BASED
                                                  ---------------------------------------------------------------------------------

NAME OF                                           REGISTERED   OTHER POOLED                  REGISTERED     OTHER POOLED
INVESTMENT ADVISOR AND                            INVESTMENT   INVESTMENT      OTHER         INVESTMENT      INVESTMENT     OTHER
PORTFOLIO MANAGER                                 COMPANIES    VEHICLES       ACCOUNTS       COMPANIES        VEHICLES    ACCOUNTS
----------------                                  ---------     ---------     --------       ---------     ------------  ---------
-----------------------------------------------------------------------------------------------------------------------------------

  Kirk L. Brown                                     N/A            N/A        2  ($3.8 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Michael W. Fields                                 N/A            N/A       10 ($13.2 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Douglas G. Herring                                N/A            N/A        3 ($11.7 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Gyeong Kim                                        N/A            N/A        1 ($26 mil)         N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Adriana R. Posada                                 N/A            N/A        2  ($5.9 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  William F. Quinn                                  N/A            N/A        3 ($11.7 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Patrick A. Sporl                                  N/A            N/A        1 ($26 mil)         N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Cynthia Thatcher                                  N/A            N/A        1  ($1.9 bil)       N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
(1) Number of accounts and assets as of June 30,2006
----------------------------------------------------


Barrow, Hanley, Mewhinney & Strauss, Inc.
-----------------------------------------

James P. Barrow                                  9 ($27.4  bil)     N/A      23 ($2.5 bil)      3 ($27.1 bil)   N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mark Giambrone                                   6 ($3.3 bil)       N/A        8 ($478.7 mil)   1 ($3.0 bil)    N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
James S. McClure                                3 ($318.7  mil)     N/A       17 ($586.7 mil)        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
John P. Harloe                                  3 ($318.7 mil)      N/A       17 ($586.7 mil)        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
John S. Williams                                 5 ($78.7 mil)  3 ($151.3 mil)   97 ($4.0 bil)       N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
David R. Hardin                                  5 ($78.7 mil)  3 ($151.3 mil)   97 ($4.0 bil)       N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
J. Scott McDonald                                5 ($78.7 mil)  3 ($151.3 mil)   97 ($4.0 bil)       N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mark C. Luchsinger                               5 ($78.7 mil)  3 ($151.3 mil)   97 ($4.0 bil)       N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Deborah A. Petruzzelli                           5 ($78.7 mil)  3 ($151.3 mil)   97 ($4.0 bil)       N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------


Brandywine Global Investment Management, LLC
--------------------------------------------
Henry Otto                                    2 ($450.0 mil)    2 ($520.2 mil)   30 ($3.9  bil)      N/A        N/A  2 ($394.0 mil)
-----------------------------------------------------------------------------------------------------------------------------------
Steve Tonkovich                               2 ($450.0 mil)    2 ($520.2 mil)   30 ($3.9 bil        N/A        N/A  2 ($394.0 mil)
-----------------------------------------------------------------------------------------------------------------------------------
Paul Lesutis                                  2 ($76.4 mil)     1 ($41.0 mil)    37 ($2.1 bil)       N/A        N/A  2 ($55.8 mil)
-----------------------------------------------------------------------------------------------------------------------------------
Earl Gaskins                                  2 ($76.4 mil)     1 ($41.0 mil)    37 ($2.1 bil)       N/A        N/A  2 ($55.8 mil)
-----------------------------------------------------------------------------------------------------------------------------------
Steve Smith                                   7 ($807.6 mil)    5 ($915.6 mil)  100 ($10.0 bil)      N/A        N/A  7 ($608.2 mil)
-----------------------------------------------------------------------------------------------------------------------------------


Brown Brothers Harriman & Co.
-----------------------------
James J. Evans                                2 ($700 mil)             N/A       38 ($3.5 bil)       N/A        N/A   3 ($1.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------
Calamos Advisors, LLC
---------------------
John P. Calamos                               18 ($30.5 bil)    3 ($145.7 mil)   25,917 ($10.6    1 ($122.2     2     1 ($8.1 mil)
                                                                                     bil)              mil)  ($86.4 mil)
-----------------------------------------------------------------------------------------------------------------------------------
Nick P. Calamos                               18 ($30.5 bil)    3 ($145.7 mil)   25,917           1 ($122.2     2     1 ($8.1  mil)
                                                                               ($10.6 bil)            mil)   ($86.4 mil)
-----------------------------------------------------------------------------------------------------------------------------------
John P. Calamos, Jr.                          7 ($17.3 bil)      2 ($86.4 mil)   25,917               N/A       2     1 ($8.1 mil)
                                                                               ($10.3  bil)                  ($86.4 mil)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Causeway Capital Management LLC
--------------------------------
Sarah H. Ketterer                             3 ($4.7 bil)     7 ($1.5 bil)     65 ($7.2 bil)         N/A       N/A   2 ($0.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------
Harry W. Hartford                             3 ($4.7 bil)     7 ($1.5 bil)     69 ($7.2 bil)         N/A       N/A   2 ($0.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------
James A. Doyle (1)                            3 ($5.1 bil)     7 ($1.6 bil)     68 ($7.4 bil)         N/A       N/A   2 ($0.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------
Jonathan Eng (1)                              3 ($5.1 bil)     7 ($1.6 bil)     63 ($7.4 bil)         N/A       N/A   2 ($0.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------
Kevin Durkin (1)                              3 ($5.1 bil)     7 ($1.6 bil)     63 ($7.4 bil)         N/A       N/A   2 ($0.6 bil)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Number of accounts and assets as of January 3, 2006.


Dreman Value Management, LLC
----------------------------
  David N. Dreman                            14 ($11.7 bil)    2 ($47.0 mil)    74 ($2.8 bil)         N/A       N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Nelson Woodard                              2 ($3.0 bil)     2 ($47.0  mil)   21 ($0.3 bil)         N/A       N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (1)
---------------------------
Eric Takaha                                   7 ($5.8 bil)         N/A           2($28.6 mil)         N/A         N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Chris Molumphy                                11 ($6.6 bil)        N/A           1($94.4 mil)         N/A         N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Glenn Voyles                                  2 ($0.8 bil)         N/A           1($10.3 mil)         N/A         N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
(1) Number of accounts and assets as of June 30, 2006.


-----------------------------------------------------------------------------------------------------------------------------------
Fund Asset Management, L.P.
---------------------------
Vincent J. Costa                             14 ($5.9 bil)        27 ($12.0     34               1*             3*($1.2   2 ($1.9
                                                                    bil)     ($39.1 bil)      ($186.4 mil)         bil)      bil)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Russo                             11 ($4.3 bil)        27 ($12.0     34               1*             3*($1.2   2 ($1.9
                                                                     bil)    ($39.1 bil)      ($186.4 mil)         bil)      bil)
-----------------------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian                            11 ($4.3 bil)        27 ($12.0     34               1*             3*($1.2   2 ($1.9
                                                                     bil)    ($39.1 bil)      ($186.4 mil)         bil)      bil)
-----------------------------------------------------------------------------------------------------------------------------------
* A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.
-----------------------------------------------------------------------------------------------------------------------------------


Goldman Sachs Asset Management, L.P.
------------------------------------
Melissa Brown                                44 ($11.7 bil)       10 ($7.1     201 ($15.7 bil)       N/A       1 ($105.0   20 ($5.5
                                                                    bil)                                           mil)        bil)
-----------------------------------------------------------------------------------------------------------------------------------
Gary Chropuvka                               44 ($11.7 bil)       10 ($7.1     450 ($17.7 bil)       N/A       1 ($105.0    1($105.0
                                                                    bil)                                           mil)        mil)
-----------------------------------------------------------------------------------------------------------------------------------


Hotchkis and Wiley Capital Management, LLC
------------------------------------------
Patty McKenna                                16 ($13.9 bil)        9 ($865.8   140 ($12.2 bil)      1 ($2.1       N/A      6 ($1.1
                                                                        mil)                                                   bil)
-----------------------------------------------------------------------------------------------------------------------------------
Sheldon Lieberman                            16 ($13.9 bil)        9 ($865.8   140 ($12.2 bil)      1 ($2.1       N/A      6 ($1.1
                                                                        mil)                                                   bil)
-----------------------------------------------------------------------------------------------------------------------------------
Joe Huber                                    16 ($13.9 bil)        9 ($865.8   140 ($12.2 bil)      1 ($2.1       N/A      6 ($1.1
                                                                        mil)                                                   bil)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF OTHER ACCOUNTS MANAGED             NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                           AND ASSETS BY ACCOUNT TYPE                   ADVISORY FEE IS PERFORMANCE-BASED
                                       ---------------------------------------------------------------------------------------------


NAME OF                                REGISTERED       OTHER POOLED                     REGISTERED    OTHER POOLED
INVESTMENT ADVISOR AND                 INVESTMENT        INVESTMENT       OTHER          INVESTMENT     INVESTMENT       OTHER
PORTFOLIO MANAGER                      COMPANIES          VEHICLES       ACCOUNTS        COMPANIES      VEHICLES       ACCOUNTS
----------------                       ---------          --------       --------        ---------      --------       --------
------------------------------------------------------------------------------------------------------------------------------------

George Davis                          16 ($13.9 bil)    9 ($865.8 mil)   140 ($12.2 bil)  1 ($2.1 bil)  N/A            6 ($1.1 bil)
------------------------------------------------------------------------------------------------------------------------------------
Stan Majcher                          16 ($13.9 bil)    9 ($865.8 mil)   140 ($12.2 bil)  1 ($2.1 bil)  N/A            6 ($1.1 bil)
------------------------------------------------------------------------------------------------------------------------------------
David Green                           16 ($13.9 bil)    9 ($865.8 mil)   140 ($12.2 bil)  1 ($2.1 bil)  N/A            6 ($1.1 bil)
------------------------------------------------------------------------------------------------------------------------------------
Jim Miles                             16 ($13.9 bil)    9 ($865.8 mil)   140 ($12.2 bil)  1 ($2.1 bil)  N/A            6 ($1.1 bil)
------------------------------------------------------------------------------------------------------------------------------------
Lazard Asset Management LLC
---------------------------
------------------------------------------------------------------------------------------------------------------------------------
John Reinsberg                        20 ($5.9 bil)    16 ($2.0 bil)    1225 ($27.6 bil)      N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Gabrielle Boyle                       18 ($5.6 bil)    13 ($992.9 mil)  1499 ($30.1 bil)      N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Bennett                    19 ($5.6 bil)     3 ($22.2 mil)   1227 ($28.3 bil)      N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Michael Powers                        19 ($5.6 bil)     6 ($38.7 mil)   1428 ($18.9 bil)      N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Fry                        11 ($4.3 bil)     3 ($127 mil)    1212 ($20.2 bil)      N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Metropolitan West Capital Management, LLC - Large Cap Value Fund
----------------------------------------------------------------
Investment Team (1)                        N/A         43 ($1.8 bil)     307 ($1.6 bil)       N/A       N/A            1 ($38.1 mil)
(Howard Gleicher, Gary
W. Lisenbee, David M.
Graham, Jeffrey Peck,
Jay Cunningham)
------------------------------------------------------------------------------------------------------------------------------------
(1) Number of accounts and assets as of March 31, 2006.
------------------------------------------------------------------------------------------------------------------------------------
Metropolitan West Capital Management, LLC - Small Cap Value Fund
----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Investment Team (1)                    2 ($163.2 mil)   4 ($51.6 mil)      4 ($38.5 mil)      N/A       N/A            1 ($35.2 mil)
(Gary W. Lisenbee, Jay
Cunningham, Ellie
Chizmarova)
(1) Number of accounts and assets as of March 31, 2006.
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Investment Management Inc.
-----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ruchir Sharma                           9 ($4.7 bil)    4 ($3.2 bil)      27 ($4.8 bil)       N/A       N/A            5 ($1.3 bil)
------------------------------------------------------------------------------------------------------------------------------------
Paul Psaila                             9 ($4.7 bil)    4 ($3.2 bil)      27 ($4.8 bil)       N/A       N/A            5 ($1.3 bil)
------------------------------------------------------------------------------------------------------------------------------------
James Cheng (1)                         6 ($3.9 bil)        N/A                N/A            N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Eric Carlson (2)                        5 ($3.6 bil)        N/A                N/A            N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
William Scott Piper (2)                 5 ($3.7 bil)        N/A            4 ($1.4 bil)       N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Ana Cristina Piedrahita (2)             5 ($3.7 bil)        N/A            4 ($1.4 bil)       N/A       N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
(1) Number of accounts and assets as of August 28, 2006.    (2) Number of accounts and assets as of July 31, 2006.
------------------------------------------------------------------------------------------------------------------------------------
NISA Investment Advisors, LLC
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Jess Yawitz                                  N/A            N/A           70 ($24.6 bil)      N/A       N/A            6 ($1.4 bil)
------------------------------------------------------------------------------------------------------------------------------------
William Marshall                             N/A            N/A           70 ($24.6 bil)      N/A       N/A            6 ($1.4 bil)
------------------------------------------------------------------------------------------------------------------------------------
Ken Lester                                   N/A            N/A           47 ($17.7 bil)      N/A       N/A            5 ($1.2 bil)
------------------------------------------------------------------------------------------------------------------------------------
Mohan Balachandran                           N/A            N/A           47 ($17.7 bil)      N/A       N/A            5 ($1.2 bil)
------------------------------------------------------------------------------------------------------------------------------------
Anthony Pope                                 N/A            N/A           47 ($17.7 bil)      N/A       N/A            5 ($1.2 bil)
------------------------------------------------------------------------------------------------------------------------------------
Note:  The number of accounts reflects the number of clients; NISA manages multiple portfolios for several clients.
------------------------------------------------------------------------------------------------------------------------------------
Opus Capital Group, LLC
-----------------------
------------------------------------------------------------------------------------------------------------------------------------
Len A. Haussler                              N/A            N/A          185 ($508 mil)       N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
William Marshall                             N/A            N/A          185 ($508 mil)       N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Ken Lester                                   N/A            N/A          185 ($508 mil)       N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Post Advisory Group, LLC
------------------------
------------------------------------------------------------------------------------------------------------------------------------
Larry Post                              5 ($509 mil)    10 ($1.4 bil)     55 ($6.2 bil)       N/A   9 ($1.2 bil)     16 ($1.2 bil)
------------------------------------------------------------------------------------------------------------------------------------
Allan Schweitzer                        5 ($509 mil)    10 ($1.4 bil)     55 ($6.2 bil)       N/A   9 ($1.2 bil)     16 ($1.2 bil)
(co-manager)
------------------------------------------------------------------------------------------------------------------------------------
Pzena Investment Management, LLC
--------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Pzena                        9 ($4.5 bil)    83 ($1.9 bil)    371 ($8.5 bil)       N/A       N/A           9 ($1.4 bil)
------------------------------------------------------------------------------------------------------------------------------------
John Goetz                              9 ($4.5 bil)    83 ($1.9 bil)    371 ($8.5 bil)       N/A       N/A           9 ($1.4 bil)
------------------------------------------------------------------------------------------------------------------------------------
Manoj Tandon (1)                            N/A              N/A               N/A            N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
 (1) Effective January 1, 2006, Manoj Tandon replaced Lawrence Kohn on Pzena's team responsible for the Fund. Prior to this appointment, Mr. Tandon contributed to the Fund as part of the firm's overall 15-member research team.
------------------------------------------------------------------------------------------------------------------------------------
SSgA Funds Management, Inc. - Equity 500 Index Portfolio (1)
------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Michael Feehily                         2 ($7.4 bil)     5 ($17.1 bil)    12 ($9.8 bil)       N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
John Tucker                             9 ($1.2 bil)     4 ($4.4  bil)     7 ($8.7 bil)       N/A       N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
(1) The total  number  of  accounts  and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.
------------------------------------------------------------------------------------------------------------------------------------
SSgA Funds Management, Inc. - Small Cap Value Fund
--------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ric Thomas                              5 ($859.0 mil)  29 ($39.2 bil)    63 ($26.8 bil)      N/A  25 ($38.7 bil)*   26 ($15.7 bil)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF OTHER ACCOUNTS MANAGED             NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                           AND ASSETS BY ACCOUNT TYPE                   ADVISORY FEE IS PERFORMANCE-BASED
                                       ---------------------------------------------------------------------------------------------
NAME OF                                REGISTERED       OTHER POOLED                     REGISTERED    OTHER POOLED
INVESTMENT ADVISOR AND                 INVESTMENT        INVESTMENT       OTHER          INVESTMENT     INVESTMENT       OTHER
PORTFOLIO MANAGER                      COMPANIES          VEHICLES       ACCOUNTS        COMPANIES      VEHICLES       ACCOUNTS
----------------                       ---------          --------       --------        ---------      --------       --------
------------------------------------------------------------------------------------------------------------------------------------

Chuck Martin                            5 ($859.0 mil)  29 ($39.2 bil)    63($26.8 bil)*      N/A   25 ($38.7 bil)    26 ($15.7 bil)
------------------------------------------------------------------------------------------------------------------------------------
John O'Connell                          5 ($859.0 mil)  29 ($39.2 bil)    63($26.8 bil)*      N/A   25 ($38.7 bil)    26 ($15.7 bil)
------------------------------------------------------------------------------------------------------------------------------------
* Includes those pooled investment management  vehicles  in  which  SSgA's  advisory  fee from at least one investor is based on the account's performance.
Note:  SSgA's  enhanced assets are managed on a team basis.  This table refers to SSgA,  comprised  of  all  of  the  investment management affiliates of State Street Corp, including SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC
---------------------------------
Gary Motyl                             4 ($6.5 bil)     N/A               14 ($5.9 bil)     N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Boston Company Asset Management, LLC
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
D. Kirk Henry                          17 ($7.6 bil)    11 ($5.3 bil)     79 ($21.1 bil)     N/A         N/A         1 (274mil)
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Smith                      17 ($7.6 bil)    11 ($5.3 bil)     79 ($21.1 bil)     N/A         N/A         1 (274mil)
------------------------------------------------------------------------------------------------------------------------------------
Carolyn M. Kedersha                    17 ($7.6 bil)   11 ($5.3 bil)      79 ($21.1 bil)     N/A         N/A         1 (274mil)
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Corrado                      2 ($790 mil)     2 ($178 mil)      17 ($750 mil)      N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Stephanie K.                           2 ($790 mil)     2 ($178 mil)      17 ($750 mil)      N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Edward R. Walter                       2 ($790 mil)     2 ($178 mil)      17 ($750 mil)      N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

The Renaissance Group LLC (1)
-----------------------------
Michael E. Schroer                    2 ($154 mil)           N/A         378 ($2.9 bil)      N/A         N/A        N/A


(1) Number of accounts and assets as of June 30, 2006.

CONFLICTS OF INTEREST
---------------------
    As noted in the table above, the Portfolio Managers manage accounts other than the Funds and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager's management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager, each sub-advisor and investment advisor to the Index Portfolios of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts as of the end of each Fund's most recent fiscal year. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.

    THE MANAGER The Manager's Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

    Portfolio Managers of the Manager with responsibility for the non-Money Market Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries ("AMR Pension Accounts"). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BARROW") Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

    BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC ("BRANDYWINE") Brandywine does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced, Large Cap Value and Small Cap Value Funds and other accounts. Brandywine follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions. All portfolios are managed in the same manner by the investment team. Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.

    BROWN BROTHERS HARRIMAN & CO. ("BBH") BBH does not foresee any potentially material conflicts of interest as a result of concurrent management of the Treasury Inflation Protected Securities Fund ("TIPS Fund") and other accounts.

    CALAMOS ADVISORS, LLC ("CALAMOS")   Calamos does not foresee any potentially
material conflicts of interest as a result of concurrent management of the Enhanced Income Fund and other accounts.

    Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

    CAUSEWAY CAPITAL MANAGEMENT LLC ("CAUSEWAY") In addition to providing subadvisory services to a segment of the International Equity Fund (the "Fund Segment"), Causeway provides investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust, hedge fund, wrap fee program, and other institutional clients and individuals (collectively, the "Other Accounts"). Causeway manages accounts in two main investment strategies - (i) international value equity (including socially responsible, global, concentrated, large capitalization and American Depositary Receipt sub-strategies), and (ii) international market neutral equity. Causeway manages the Fund Segment in its international value equity strategy.

    Causeway is the investment adviser and sponsor of a mutual fund ("Causeway International Value Fund"), certain privately-offered commingled vehicles and a hedge fund. Causeway has seed investments in Causeway International Value Fund and the hedge fund. All of the Portfolio Managers of the Fund Segment have personal investments in Causeway International Value Fund, and one Portfolio Manager has a personal investment in the hedge fund. Certain other Causeway employees, owners and/or affiliates also have personal investments in Causeway International Value Fund and the hedge fund. The Portfolio Managers of the Fund Segment each own a portion of Causeway's equity, and the two senior Portfolio Managers own controlling equity stakes in Causeway.

    Certain Causeway marketing and client service employees earn commissions based on revenues from Causeway's investment advisory services to Other Accounts introduced or serviced by such employees. Causeway's employees may from time to time invest in securities for their personal accounts that Causeway has also recommended to clients. Causeway may invest client assets in securities of companies who may be clients of the firm, broker-dealers or banks used by Causeway to effect transactions for client accounts, or vendors who provide products or services to Causeway. Causeway may execute transactions for clients through broker-dealers who may also provide consulting, advisory or other services to clients of Causeway. Causeway may vote proxies of companies who are also investment advisory clients of the firm. Approximately 20% of Causeway is owned by Evercore Investments L.L.C., which is affiliated with companies in the venture capital, private equity and investment banking businesses.

    In managing the Other Accounts in the international value equity strategy, Causeway uses an investment strategy similar to that used in managing the Fund Segment, subject to certain variations in investment restrictions. Causeway purchases and sells securities for the Fund Segment that it may also recommend to Other Accounts. Causeway may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts in the value equity strategy pay higher management fee rates than the Fund Segment or pay performance-based fees to Causeway.

    Causeway manages the hedge fund and one other separate account in its international market neutral equity strategy. This strategy includes investments in long and short positions in stocks, and it may invest in long or short positions in stocks held long by the Fund Segment and Other Accounts. The hedge fund and market neutral separate account pay management fees of 1% per annum plus a 20% performance-based fee. The portfolio managers of the market neutral strategy receive incentive compensation based on the performance of

Causeway's market neutral accounts. However, none of the Portfolio Managers of the Fund Segment is a portfolio manager of the market neutral strategy.

    Actual  or  potential  conflicts  of  interest  may  arise  from  Causeway's management responsibilities with respect to Other Accounts and the other relationships described above. These responsibilities may, among other things, provide incentives to portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has adopted a Code of Ethics in compliance with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Code of Ethics, among other things, restricts the personal investing activities of employees of Causeway who have access to investment recommendations made to clients ("Access Persons"). The Code of Ethics imposes additional, more onerous, restrictions on employees who render investment advice ("Investment Personnel"). Among other things, the Code:

    o  requires   preclearance   of  trades  through  Compliance   clearing
       officers, including for the Fund Segment and any other mutual funds advised or subadvised by Causeway,
    o  prohibits new purchases of stocks held in client accounts,
    o imposes a seven day blackout for Investment Personnel on securities being transacted for client accounts,
    o  imposes  a   60-day   short-term   trading  profit  prohibition  for
       Investment Personnel,
    o prohibits market timing in the Fund Segment or any other funds advised or subadvised by Causeway,
    o imposes a 60-day short-term trading profit prohibition for all employees investing in the Fund Segment or other funds advised or subadvised by Causeway, and
    o requires duplicate broker statements to be delivered to Causeway's Compliance department.

There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

    DREMAN VALUE MANAGEMENT, LLC ("DREMAN") Dreman manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies, Dreman utilizes a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, Dreman aggregates its trades and allocates the trades to all client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However, the hedge fund is treated like any other client account and trades done for the hedge fund are generally aggregated with trades done for Dreman's regular client accounts. Dreman's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

    FAM   Real,  potential  or apparent conflicts of interest may arise  when  a
Portfolio Manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Index Trust Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by an Index Trust Portfolio's portfolio management team. Investment decisions for an Index Trust Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for an Index Trust Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by an Index

Trust Portfolio. Purchase and sale orders for an Index Trust Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Index Trust Portfolio.

    To the extent that each Index Trust Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Index Trust Portfolios, a Portfolio Manager will need to divide his time and attention among relevant accounts.

    In  some  cases, a real, potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of an Index Trust Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

    FRANKLIN  ADVISERS,  INC.  ("FRANKLIN")    Franklin  does  not  foresee  any
potentially material conflicts of interest as a result of concurrent management of the High Yield Bond Fund and other accounts.

    GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM") GSAM's Portfolio Managers are responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle that may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

    GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

    HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("HOTCHKIS") The Balanced, Large Cap Value and Small Cap Value Funds are managed by Hotchkis' investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

    Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

    Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

    LAZARD ASSET MANAGEMENT LLC ("LAZARD") Lazard's Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

    Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the International Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

    Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

    A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL") MetWest Capital does not foresee any potentially material conflicts of interest in connection with the firm's concurrent management of the Large Cap Value Fund, Small Cap Value Funds and other accounts.

    MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC.") Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, MSIM Inc. may receive fees from certain accounts that are higher than the fee it receives from the Emerging Markets Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. MSIM Inc. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

    NISA INVESTMENT ADVISORS, LLC ("NISA") NISA provides similar services to accounts other than the TIPS Fund. The advice given and timing of services to the TIPS Fund may not necessarily relate to, and may differ from, the advice given and/or timing of NISA's services to other accounts. Securities purchased for the TIPS Fund are generally limited to inflation-indexed securities issued by the U.S. Treasury or other U.S. Government Agency. NISA believes that the market for such securities, particularly those held in the TIPS Fund, is sufficiently liquid to accommodate transactions for the Fund and other accounts managed by NISA with little market impact.

    OPUS CAPITAL  GROUP,  LLC  ("OPUS")   Opus  does not foresee any potentially
material conflicts of interest as a result of concurrent management of the Small Cap Value Fund and other accounts.

    POST ADVISORY GROUP, LLC ("POST") Post and its respective affiliates expect to advise other clients and funds, whose accounts may purchase or sell the same securities as the High Yield Bond Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post or such affiliates and which may have investment objectives substantially similar to those of the High Yield Bond Fund. Post or its affiliates may also manage other funds and accounts that may purchase or sell the same securities as the High Yield Bond Fund and may seek investment opportunities that may be of interest to the High Yield Bond Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post and to ensure compliance with appropriate regulatory requirements.

    Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions.

    To the extent permitted by applicable law, Post may aggregate the trade orders of the High Yield Bond Fund with the trade orders of Post for other accounts managed by Post or its affiliates.

    Post's policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post's policies and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

    Post's key principals may face demands on their time other than the demands of the High Yield Bond Fund. Such key principals will devote the amount of time that each of them deems to be necessary to carry out the investment activities of the High Yield Bond Fund. While serving as key principals, such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post, and Post may receive fees and other compensation for the services it provides.

    Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the High Yield Bond Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

    PZENA INVESTMENT MANAGEMENT, LLC ("PZENA") In Pzena's view, conflicts of interest may arise in managing the Mid-Cap Value Fund's portfolio investment, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

    The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

    If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having National Association of Securities Dealers restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

    With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be

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

beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

    Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.

    Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

    SSgA A portfolio manager may be subject to potential conflicts of interest, because he or she is responsible for other accounts in addition to the Small Cap Value Fund or Equity 500 Index Portfolio. Those conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

    A  potential  conflict  of  interest  may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

    Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Small Cap Value Fund or Equity 500 Index Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

    A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources.

    Additionally, SSgA and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

    TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON") Templeton does not foresee any potentially material conflicts of interest as a result of concurrent management of the International Equity Fund and other accounts.

    THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM") TBCAM has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM. These conflicts may include, but are not limited to when a Portfolio Manager is responsible for the management of more than one account; the potential arises for the Portfolio
Manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a Portfolio Manager has a financial incentive to favor one account over another. This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further,

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

the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

    New Investment Opportunities. A Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

  * TBCAM has policies that require a Portfolio Manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. A Portfolio Manager may favor an account if the Portfolio Manager's compensation is tied to the performance of that account rather than all accounts managed by the Portfolio Manager. If, for example, the Portfolio Manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the Portfolio Manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the Portfolio Manager may favor that account, regardless of whether the performance of that account directly determines the Portfolio Manager's compensation.

  * The investment performance on specific accounts is not a factor in determining the Portfolio Manager's compensation.

Investment Objectives. Where different accounts managed by the same Portfolio Manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a Portfolio Manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

  * To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the Portfolio Manager before determining whether to lift the restriction. However, where a Portfolio Manager is responsible for accounts with differing investment objectives and policies, it is possible that the Portfolio Manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. A Portfolio Manager could favor one account over another in the order in which trades for the accounts are placed. If a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

  * When a Portfolio Manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

Personal Interest. A Portfolio Manager may favor an account if the Portfolio Manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the Portfolio Manager held an interest in a mutual fund that was one of the accounts managed by the Portfolio Manager, the Portfolio Manager would have an economic incentive to favor the account in which the Portfolio Manager held an interest.

  * All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and


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

    traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Directorship. Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

  * In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

Personal Trading. There is an inherent conflict where a Portfolio Manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM's clients.

  * Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

  * Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio Managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

    THE RENAISSANCE GROUP LLC ("RENAISSANCE")   Renaissance does not foresee any
potentially material conflicts of interest as a result of concurrent management of the Large Cap Growth Fund and other accounts.

COMPENSATION
------------

    The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

    THE MANAGER Compensation of the Manager's Portfolio Managers is comprised of base salary, annual cash bonus, and in some cases, stock appreciation rights awards. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon several factors including
(i) profitability of the Manager, (ii)  return  on  equity  of  the Manager, and
(iii) the relative investment performance of separate account assets managed for affiliates of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the following Portfolio Managers participate in the Manager's stock appreciation rights plan:
Kirk L. Brown, Michael W. Fields, Douglas G. Herring, Adriana R. Posada, William F. Quinn, and Patrick A. Sporl. Participation in this plan is offered to senior-level personnel of the Manager, including non-Portfolio Managers. As of the end of the Funds' fiscal year, the valuation of stock appreciation rights was based upon the growth in the Manager's estimated stockholder's equity and earnings before taxes, depreciation, and amortization.

    BARROW In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on qualitative factors. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.


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

    In addition, many of Barrow's employees, including all Portfolio Managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

    BRANDYWINE All Portfolio Managers, analysts and traders receive a competitive base salary. In addition, from Brandywine's profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to the relevant Frank Russell peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: seventy percent is distributed and/or retained within the group and thirty percent is allocated to a pool shared by all groups equally. More subjective measurements of an individual's contributions to the success of their product group, to client service and retention, and to the overall success of Brandywine are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on stock of Brandywine's parent company, Legg Mason, when awarded are vested over a five-year period. Brandywine believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering superior performance, growth and teamwork.

    BBH The Portfolio Manager is compensated in the form of salary plus discretionary bonus. The discretionary bonus is based on the profitability of BBH, the profitability of BBH's Investment Management Division, the investment performance of portfolios managed by the Portfolio Manager, and the Portfolio Manager's overall contribution to the firm and the division. As it relates to investment performance, there is no formulaic approach to compensation. In no case is the Portfolio Manager's compensation tied directly to the performance of a specific account or accounts. Performance is viewed over a full market cycle and is not tied to specific time horizons. Consideration is given to: 1)
performance relative to a wide range of market indices used for individual client portfolios; 2) consistency of performance across portfolios; 3) performance relative to industry/product peer groups; and 4) market environment.

    CALAMOS The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against specific data provided by third party analytical agencies. Investment performance, as measured by the performance across all Calamos strategies with unique benchmarks for each strategy, is utilized to determine part of the discretionary target bonus. Also, due to the Portfolio Managers' ownership and executive management positions with Calamos Advisors and its parent company, additional corporate objectives are utilized to determine the discretionary target bonus. For 2005, additional corporate objectives included advisory fee revenue, measured by growth in revenues; marketing effectiveness, as measured by redemption rates and growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

    CAUSEWAY Causeway provides subadvisory services to a segment of the International Equity Fund (the "Fund Segment"). Ms. Ketterer and Mr. Hartford, the Chief Executive Officer and President of Causeway, respectively, and the Fund Segment's two senior portfolio managers, receive annual salary and are entitled, as controlling owners of Causeway, to certain distributions of Causeway's net profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin, also portfolio managers of the Fund Segment, receive salary, incentive compensation and distributions of firm net profit based on their ownership interests.

    Incentive compensation is paid in the discretion of Causeway's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng and Durkin: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

    DREMAN Dreman has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional Portfolio Managers who have demonstrated that they can consistently outperform the Small Cap Value Fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the Portfolio Manager's performance measured utilizing both quantitative and qualitative factors.

    Dreman's Portfolio Managers are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in

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

the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including Portfolio Managers and research analysts for their contributions to the Small Cap Value Fund's performance relative to its benchmark.

    Portfolio Managers may receive equity in the form of units or fractional units of membership interest in the firm or they may receive stock appreciation rights, which enable them to participate in the growth of the firm. Dreman's membership units are valued based on a multiple of net profits, so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Portfolio Managers also participate in the firm's profit sharing plan, a defined contribution plan that allows the firm to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The firm's profit sharing plan is a non-discriminatory plan that benefits all employees of the firm including both Portfolio Managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally, all employees of the firm, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

    The basis for determining the variable component of a Portfolio Manager's total compensation is determined through a subjective process that evaluates performance against several quantitative and qualitative factors including the following:

    Quantitative factors:

     (i) Relative ranking of the portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories as published by Lipper and Morningstar. The portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to his peers. The Small Cap Value Fund's Lipper category is Small-Cap Value, and its Morningstar category is Small Value.

     (ii) Relative performance of the portfolio against the pre-determined indices for the product strategy against which the portfolio's performance is measured. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to the portfolio's benchmark index for the one, two, three, five, and seven year periods depending upon the Portfolio Manager's tenure over the portfolio. The Small Cap Value Fund's benchmark index is the Russell 2000 Value Index.

    (iii) Performance of the portfolio measured through attribution analysis models, which analyze the Portfolio Manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the Portfolio Manager performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

    Qualitative factors:

     (i) Ability to work well with other members of the investment professional team and mentor junior members,

     (ii) Contributions to the organizational overall success with new product strategies, and

    (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

    FAM The elements of total compensation for FAM's Portfolio Managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. FAM has balanced these components of pay to provide Portfolio Managers with a powerful incentive to achieve consistently superior investment performance. By design, Portfolio Manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

    Base Salary - Under the FAM approach, base salaries represent a relatively small portion of a Portfolio Manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

    Performance-Based Compensation - FAM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, FAM Portfolio Manager incentive compensation is derived based on performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1- , 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, a Portfolio Manager's compensation can be based on FAM's investment performance, financial results of FAM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. FAM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by FAM management.

    Cash Bonus - Performance-based compensation is distributed to Portfolio Managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for Portfolio Managers.

    Stock Bonus - A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a Portfolio Manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each Portfolio Manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

    FRANKLIN Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of two main factors: the 1, 3, and 5-year performance of their portfolios relative to their benchmark(s) and in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions to the organization. The benchmark for the High Yield Bond Fund is the Citigroup High-Yield Market Capped Index.

    GSAM GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its Portfolio Managers are comprised of a base salary and performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy that in part is derived from advisory fees and for certain accounts, performance based fees.

    The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the Portfolio Manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell 1000 Growth Index.

    GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

    In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all Portfolio Managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

    Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

    HOTCHKIS Hotchkis Portfolio Managers are compensated with a base salary and are eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.

    Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, of specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis' overall bonus pool.

    Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis' Executive Committee and Hotchkis' Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis' bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

    LAZARD Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

    Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

    Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

    Portfolio Managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including Portfolio Managers, as determined by the Board of Directors of Lazard, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

    METWEST CAPITAL The compensation structure for Portfolio Managers includes a base salary and bonus. Bonuses are based on overall firm performance and the individual's value added. As partners of MetWest Capital, Mr. Gleicher and Mr. Lisenbee share in the profits of the firm based on their respective percentage of ownership.

    MSIM INC. Portfolio Managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine Portfolio Manager compensation is applied across all accounts managed by the Portfolio Manager.

    Generally, Portfolio Managers receive base salary compensation based on the level of their position with MSIM Inc. In addition to base compensation,
Portfolio Managers may receive discretionary compensation. Discretionary compensation can include:

  o    Cash Bonus;

  o MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS-- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

  o INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by MSIM Inc. or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Emerging Markets Fund;

  o VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year- end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by MSIM Inc. or its affiliates; and/or (2) in Morgan Stanley stock units.

    Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  o Investment performance. A Portfolio Manager's compensation is linked to the pre-tax investment performance of the accounts managed by the Portfolio Manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
  o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the Portfolio Manager. o Contribution to the business objectives of MSIM Inc.
  o    The dollar amount of assets managed by the Portfolio Manager.
  o    Market compensation survey research by independent third parties.
  o    Other qualitative factors, such as contributions to client objectives.
  o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

    Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

    NISA The salary and bonus for the Portfolio Managers is determined based on individual job performance, as well as the overall financial success of NISA. Similar compensation arrangements also apply to other senior professionals in other product and business areas of NISA. Many senior personnel, including the Portfolio Managers, have deferred compensation arrangements through a "Phantom Stock Ownership Plan." Phantom Stock awards are granted periodically at the discretion of the Chairman and the President of NISA.

    OPUS Opus compensates the Portfolio Managers with a combination of salary and annual bonus. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and Opus's overall profitability. Ownership of Opus is available to all employees based on their contribution to the firm. The Portfolio Managers either have or are in the process of obtaining ownership stakes in Opus.

    POST Compensation for the Portfolio Managers is comprised of base salary and bonus. Bonuses are paid out of a pool determined pursuant to a formula based on the overall profitability of the firm. The percentage of the bonus pool payable to each Portfolio Manager is determined by contract and a subjective determination of such individual's contribution to the success of Post.

    PZENA Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in Pzena as of October 31, 2005 of each Portfolio Manager to the Mid-Cap Value Fund was as follows:

-----------------------------------------------------
Richard S. Pzena   Greater than 25% but less than 50%
-----------------------------------------------------
John P. Goetz      Greater than 10% but less than 25%
-----------------------------------------------------
Manoj Tandon       Less than 5%
-----------------------------------------------------

    SSgA The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

    TEMPLETON All Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of three factors: their stock selection (both purchase and sale recommendations), the performance of their portfolios in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions, superior client service, etc.

    TBCAM The Portfolio Managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The Portfolio Managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a Portfolio Manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the Portfolio Manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

    For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

    All Portfolio Managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

    RENAISSANCE Renaissance compensates the Managing Partners (including the portfolio manager for the Large Cap Growth Fund) through a structure comprised of a percentage of the overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of the overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all compensation and firm operating expenses are paid. There is no difference in the methodology of compensation across the accounts that the partners manage.

OWNERSHIP OF FUNDS
------------------

    Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund's most recent fiscal year. A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed.

The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.


          ------------------------------------------------------------------------------------------------------------
          NAME OF INVESTMENT
          ADVISOR AND                                     ENHANCED INCOME     INTERMEDIATE BOND     SHORT-TERM BOND
          PORTFOLIO MANAGER           BALANCED FUND            FUND                 FUND                 FUND
          -----------------           -------------            ----                 ----                 ----
          ------------------------------------------------------------------------------------------------------------
          American Beacon Advisors, Inc.
          ------------------------------------------------------------------------------------------------------------
          Michael W. Fields                None                None                 None                 None
          ------------------------------------------------------------------------------------------------------------
          Douglas G. Herring (1)           None                None                 None                  N/A
          ------------------------------------------------------------------------------------------------------------
          Gyeong Kim                       None                None                 None                 None
          ------------------------------------------------------------------------------------------------------------
          Adriana R. Posada          $10,001-$50,000            N/A            $10,001-$50,000            N/A
          ------------------------------------------------------------------------------------------------------------
          William F. Quinn          $100,001-$500,000    $100,001-$500,000    $100,001-$500,000           N/A
          ------------------------------------------------------------------------------------------------------------
          Patrick A. Sporl                 None                None                 None                 None
          ------------------------------------------------------------------------------------------------------------
          Cynthia Thatcher                 N/A                 None                  N/A                  N/A
          ------------------------------------------------------------------------------------------------------------
            (1) Ownership is as of June 30, 2006.

    ----------------------------------------------------------------------------------------------------------------------
    NAME OF INVESTMENT     EMERGING   HIGH YIELD      INT'L       LARGE CAP     MID-CAP     SMALL CAP
    ADVISOR AND             MARKETS      BOND        EQUITY         VALUE        VALUE        VALUE        TIPS
    PORTFOLIO MANAGER        FUND        FUND         FUND          FUND         FUND         FUND         FUND
    -----------------        ----        ----         ----          ----         ----         ----         ----
    ----------------------------------------------------------------------------------------------------------------------

    American Beacon Advisors, Inc.
    ------------------------------
    ----------------------------------------------------------------------------------------------------------------------
    Kirk L. Brown            $100,001-    $10,001-     $100,001-      N/A          N/A          N/A          None
                             $500,000     $50,000      $500,000
    ---------------------------------------------------------------------------------------------------------------------
    Douglas G. Herring (1)   $1 -$10,000  None         $10,001-       $50,001-     None         $10,001-     None
                                                       $50,000        $100,000                  $50,000
    ----------------------------------------------------------------------------------------------------------------------
    Adriana R. Posada        N/A          N/A          N/A            $100,001-    $1-$10,000   $50,001-     N/A
                                                                      $500,000                  $100,000
    ----------------------------------------------------------------------------------------------------------------------
    William F. Quinn         Over         $500,001-    Over           Over         $100,001-    $500,001-    $50,001-
                             $1,000,000   $1,000,000   $1,000,000     $1,000,000   $500,000     $1,000,000   $100,000
    ----------------------------------------------------------------------------------------------------------------------
        (1) Ownership is as of June 30, 2006.



                                  -------------------------------------------------------------------------------
                                  NAME OF INVESTMENT          S&P 500     SMALL CAP    INT'L EQUITY   LARGE CAP
                                  ADVISOR AND                  INDEX        INDEX         INDEX        GROWTH
                                  PORTFOLIO MANAGER            FUND          FUND          FUND         FUND
                                  -----------------            ----          ----          ----         ----
                                  -------------------------------------------------------------------------------
                                  American Beacon Advisors, Inc.
                                  -------------------------------------------------------------------------------
                                  Douglas G. Herring (1)       None          None          None      $1-$10,000
                                  -------------------------------------------------------------------------------
                                  William F. Quinn             None          None          None         None
                                  -------------------------------------------------------------------------------
                                  Cynthia Thatcher             None          None          None         None
                                  -------------------------------------------------------------------------------
                                    (1) Ownership is as of June 30, 2006.

    ------------------------------------------------------------------------------------------------------------------------------
    NAME OF INVESTMENT
    ADVISOR AND                                       INTERMEDIATE       LARGE CAP VALUE      MID-CAP VALUE      SMALL CAP VALUE
    PORTFOLIO MANAGER             BALANCED FUND         BOND FUND              FUND                FUND               FUND
    -----------------             -------------         ---------              ----                ----               ----
    ------------------------------------------------------------------------------------------------------------------------------

    Barrow, Hanley, Mewhinney & Strauss, Inc.
    ------------------------------------------------------------------------------------------------------------------------------
    James P. Barrow                    None                N/A                 None                None                N/A
    ------------------------------------------------------------------------------------------------------------------------------
    Mark Giambrone                     N/A                 N/A                 N/A                 None                N/A
    ------------------------------------------------------------------------------------------------------------------------------
    James S. McClure                   N/A                 N/A                 N/A                 N/A                None
    ------------------------------------------------------------------------------------------------------------------------------
    John P. Harloe                     N/A                 N/A                 N/A                 N/A                None
    ------------------------------------------------------------------------------------------------------------------------------
    John S. Williams                   None               None                 N/A                 N/A                 N/A
    ------------------------------------------------------------------------------------------------------------------------------
    David H. Hardin                    None               None                 N/A                 N/A                 N/A
    ------------------------------------------------------------------------------------------------------------------------------
    J. Scott McDonald                  None               None                 N/A                 N/A                 N/A
    ------------------------------------------------------------------------------------------------------------------------------
    Mark C. Luchsinger                 None               None                 N/A                 N/A                 N/A
    ------------------------------------------------------------------------------------------------------------------------------
    Deborah A. Petruzzelli             None               None                 N/A                 N/A                 N/A
    ------------------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------          ----------------------- -------------
    NAME OF INVESTMENT                                                                       NAME OF INVESTMENT
    ADVISOR AND                   BALANCED       LARGE CAP      SMALL CAP VALUE              ADVISOR AND
    PORTFOLIO MANAGER               FUND        VALUE FUND            FUND                   PORTFOLIO MANAGER        TIPS FUND
    -----------------               ----        ----------            ----                   -----------------        ---------
    -------------------------------------------------------------------------------          -------------------------------------

    Brandywine Global Investment Management, LLC                                             Brown Brothers Harriman & Co.
    -------------------------------------------------------------------------------          -------------------------------------
    Henry F. Otto                   N/A             N/A         Over $1,000,000              James J. Evans              None
    -------------------------------------------------------------------------------          -------------------------------------
    Steven M. Tonkovich             N/A             N/A       $100,001 - $500,000
    -------------------------------------------------------------------------------
    Paul R. Lesutis                 None           None               N/A
    -------------------------------------------------------------------------------
    Earl J. Gaskins                 None           None               N/A
    -------------------------------------------------------------------------------
    Stephen S. Smith                None           None               N/A
    -------------------------------------------------------------------------------



    ----------------------------------------     ---------------------- ----------------     -------------------------------------
    NAME OF INVESTMENT           ENHANCED        NAME OF INVESTMENT                          NAME OF INVESTMENT
    ADVISOR AND                   INCOME         ADVISOR AND             INT'L EQUITY        ADVISOR AND              SMALL CAP
    PORTFOLIO MANAGER              FUND          PORTFOLIO MANAGER           FUND            PORTFOLIO MANAGER        VALUE FUND
    -----------------              ----          -----------------           ----            -----------------        ----------
    ----------------------------------------     ----------------------------------------    -------------------------------------

    Calamos Advisors, LLC                        Causeway Capital Management LLC             Dreman Value Management, LLC
    ---------------------                        -------------------------------             ----------------------------
    ----------------------------------------     ----------------------------------------    ------------------------------------
    John P. Calamos                None          Sarah H. Ketterer           None            David N. Dreman             None
    ----------------------------------------     ----------------------------------------    ------------------------------------
    Nick P. Calamos                None          Harry W. Hartford           None            Nelson Woodard              None
    ----------------------------------------     ---------------------------------------
    John P. Calamos Jr.            None          James A. Doyle (1)          None
    ----------------------------------------     ---------------------------------------
                                                 Jonathan Eng (1)            None
                                                 ---------------------------------------
                                                 Kevin Durkin (1)            None
                                                 ---------------------------------------
                                                 (1) Ownership as of January 3, 2006.



                                                    ---------------------------------------
                                                    NAME OF INVESTMENT
                                                    ADVISOR AND               HIGH YIELD
                                                    PORTFOLIO MANAGER          BOND FUND
                                                    -----------------          ---------
                                                    ---------------------------------------

                                                    Franklin Advisers, Inc. (1)
                                                    ---------------------------------------
                                                    Eric Takaha                   None
                                                    ---------------------------------------
                                                    Chris Molumphy                None
                                                    ---------------------------------------
                                                    Glenn Voyles                  None
                                                    ---------------------------------------
                                                      (1) Ownership is as of June 30, 2006


    -------------------------------------------------------------------                -------------------------------------------
    NAME OF INVESTMENT             MERRILL LYNCH      MERRILL LYNCH                    NAME OF INVESTMENT
    ADVISOR AND                  SMALL CAP INDEX       INT'L INDEX                     ADVISOR AND                   LARGE CAP
    PORTFOLIO MANAGER                FUND (1)            FUND (1)                      PORTFOLIO MANAGER            GROWTH FUND
    -----------------                --------            --------                      -----------------            -----------
    -------------------------------------------------------------------                -------------------------------------------

    Fund Asset Management, L.P.                                                        Goldman Sachs Asset Management, L.P. (1)
    ---------------------------                                                        ----------------------------------------
    -------------------------------------------------------------------                -------------------------------------------
    Vincent J. Costa                   None                None                        Melissa Brown                   None
    -------------------------------------------------------------------                -------------------------------------------
    Jeffrey L. Russo                   None                None                        Gary Chropuvka                  None
    -------------------------------------------------------------------                -------------------------------------------
    Debra L. Jelilian             $10,001-$50,000          None
    -------------------------------------------------------------------
    1 INDIVIDUALS MAY NOT INVEST DIRECTLY IN THE INDEX TRUST                           1 DUE TO GOLDMAN SACHS ASSET MANAGEMENT,
    PORTFOLIOS.  THE TABLE REPRESENTS EACH PORTFOLIO MANAGER'S                         L.P.'S ("GSAM") INTERNAL POLICIES, GSAM
    BENEFICIAL OWNERSHIP OF THE MERRILL LYNCH SMALL CAP INDEX AND                      PORTFOLIO MANAGERS ARE GENERALLY
    INTERNATIONAL INDEX FUNDS, FEEDER FUNDS THAT, LIKE THE SMALL CAP                   PROHIBITED FROM PURCHASING SHARES OF
    INDEX FUND AND INTERNATIONAL EQUITY INDEX FUND, INVEST ALL OF                      SUB-ADVISED FUNDS FOR WHICH THEY HAVE
    THEIR INVESTABLE ASSETS IN THE INDEX TRUST PORTFOLIOS.                             PRIMARY RESPONSIBILITY.




                                    -------------------------------------------------------------------------
                                    NAME OF INVESTMENT
                                    ADVISOR AND                    BALANCED       LARGE CAP      SMALL CAP
                                    PORTFOLIO MANAGER                FUND        VALUE FUND     VALUE FUND
                                    -----------------                ----        ----------     ----------
                                    -------------------------------------------------------------------------
                                    Hotchkis and Wiley Capital Management, LLC
                                    ------------------------------------------

                                    -------------------------------------------------------------------------
                                    George Davis                     None           None           None
                                    -------------------------------------------------------------------------
                                    Patricia McKenna                 None           None            N/A
                                    -------------------------------------------------------------------------
                                    Sheldon Lieberman                None           None            N/A
                                    -------------------------------------------------------------------------
                                    Joe Huber                        None           None           None
                                    -------------------------------------------------------------------------
                                    Stan Majcher                     None           None           None
                                    -------------------------------------------------------------------------
                                    David Green                      N/A             N/A           None
                                    -------------------------------------------------------------------------
                                    Jim Miles                        N/A             N/A           None
                                    -------------------------------------------------------------------------


    ---------------------------------------------------         ------------------------------------------------------------
    NAME OF INVESTMENT                                          NAME OF INVESTMENT
    ADVISOR AND                                                 ADVISOR AND             LARGE CAP VALUE    SMALL CAP VALUE
    PORTFOLIO MANAGER             INT'L EQUITY FUND             PORTFOLIO MANAGER            FUND               FUND
    -----------------             -----------------             -----------------            ----               ----
    ---------------------------------------------------         ------------------------------------------------------------

    Lazard Asset Management LLC                                 Metropolitan West Capital Management, LLC
    ---------------------------------------------------         ------------------------------------------------------------
    Gabrielle Boyle                      None                   Howard Gleicher              None                N/A
    ---------------------------------------------------         ------------------------------------------------------------
    Michael A. Bennett                   None                   Gary W. Lisenbee             None               None
    ---------------------------------------------------         ------------------------------------------------------------
    John R. Reinsberg                    None                   David M. Graham              None                N/A
    ---------------------------------------------------         ------------------------------------------------------------
    Michael Powers                       None                   Jeffrey Peck                 None                N/A
    ---------------------------------------------------         ------------------------------------------------------------
    Michael G. Fry                       None                   Jay Cunningham               None               None
    ---------------------------------------------------         ------------------------------------------------------------
                                                                Ellie Chizmarova              N/A               None
                                                                ------------------------------------------------------------


    -----------------------------------------------------                         -------------------------------------------------
    NAME OF INVESTMENT                                                            NAME OF INVESTMENT         TREASURY INFLATION
    ADVISOR AND                                                                   ADVISOR AND               PROTECTED SECURITIES
    PORTFOLIO MANAGER             EMERGING MARKETS FUND                           PORTFOLIO MANAGER                 FUND
    -----------------             ---------------------                           -----------------                 ----
    -----------------------------------------------------                         -------------------------------------------------

    Morgan Stanley Investment Management Inc.                                     NISA Investment Advisors, LLC
    -----------------------------------------------------                         -------------------------------------------------
    Ruchir Sharma                         None                                    Jess Yawitz                       None
    -----------------------------------------------------                         -------------------------------------------------
    Paul Psaila                           None                                    William Marshall                  None
    -----------------------------------------------------                         -------------------------------------------------
    James Cheng (1)                       None                                    Mohan Balachandran                None
    -----------------------------------------------------                         -------------------------------------------------
    Eric Carlson (1)                      None                                    Anthony Pope                      None
    -----------------------------------------------------                         -------------------------------------------------
    William Scott Piper (1)               None                                    Ken Lester                        None
    -----------------------------------------------------                         -------------------------------------------------
    Ana Cristina Piedrahita (1)           None
    -----------------------------------------------------
      (1) Ownership is as of June 30, 2006.



    ------------------------------------------      ---------------------------------------      ----------------------------------
    NAME OF INVESTMENT                              NAME OF INVESTMENT                           NAME OF INVESTMENT
    ADVISOR AND                  SMALL CAP          ADVISOR AND              HIGH YIELD          ADVISOR AND             MID-CAP
    PORTFOLIO MANAGER           VALUE FUND          PORTFOLIO MANAGER         BOND FUND          PORTFOLIO MANAGER     VALUE FUND
    -----------------           ----------          -----------------         ---------          -----------------     ----------
    ------------------------------------------      ---------------------------------------      ----------------------------------

    Opus Capital Group, LLC                         Post Advisory Group, LLC                     Pzena Investment Management, LLC
    -----------------------                         ------------------------                     --------------------------------
    ------------------------------------------      ---------------------------------------      ----------------------------------
    Len A. Haussler           $10,001-$50,000       Lawrence A. Post            None             Richard S. Pzena         None
    ------------------------------------------      ---------------------------------------      ----------------------------------
    Kevin P. Whelan             $1-$10,000          Allan Schweitzer         $1-$10,000          John P. Goetz            None
    ------------------------------------------      ---------------------------------------      ----------------------------------
    Jonathon M. Detter          $1-$10,000                                                       Manoj Tandon             None
    ------------------------------------------                                                   ----------------------------------


    ---------------------------------------------------------------       -----------------------------------------------
    NAME OF INVESTMENT                                                    NAME OF INVESTMENT
    ADVISOR AND                    EQUITY 500        SMALL CAP            ADVISOR AND
    PORTFOLIO MANAGER            INDEX PORTFOLIO     VALUE FUND           PORTFOLIO MANAGER        INT'L-EQUITY FUND
    -----------------            ---------------     ----------           -----------------        -----------------
    ---------------------------------------------------------------       -----------------------------------------------
    SSgA Funds Management, Inc.                                           Templeton Investment Counsel, LLC
    ---------------------------                                           ---------------------------------
    ---------------------------------------------------------------       Gary Motyl              $500,001-$1,000,000
    Ric Thomas                         N/A              None              -----------------------------------------------
    ---------------------------------------------------------------
    Chuck Martin                       N/A              None
    ---------------------------------------------------------------
    John O'Connell                     N/A              None
    ---------------------------------------------------------------
    Michael Feehily                   None              N/A
    ---------------------------------------------------------------
    John Tucker                       None              N/A
    ---------------------------------------------------------------


    -----------------------------------------------------------------       ---------------------------------------
    NAME OF INVESTMENT                                          SMALL           NAME OF INVESTMENT
    ADVISOR AND                EMERGING        INT'L EQUITY     CAP             ADVISOR AND              LARGE CAP
    PORTFOLIO MANAGER        MARKETS FUND          FUND         VALUE           PORTFOLIO MANAGER       GROWTH FUND
    -----------------        ------------          ----         FUND            -----------------       -----------
                                                                ----
    -----------------------------------------------------------------       ---------------------------------------

    The Boston Company Asset Management, LLC                                The Renaissance Group LLC (1)
    -----------------------------------------------------------------       ---------------------------------------
    Kirk Henry                   None           None         N/A            Michael E. Schroer             None
    -----------------------------------------------------------------       ---------------------------------------
    Clifford A. Smith            N/A            None         N/A            (1) Ownership is as of June 30, 2006.
    ----------------------------------------------------------------
    Carolyn M. Kedersha          None           N/A          N/A
    ----------------------------------------------------------------
    Joseph M. Corrado            N/A            N/A          None
    ----------------------------------------------------------------
    Stephanie K.                 N/A            N/A          None
    Brandaleone
    ----------------------------------------------------------------
    Edward R. Walter             N/A            N/A          None
    -----------------------------------------------------------------


                       PORTFOLIO SECURITIES TRANSACTIONS

     In selecting brokers or dealers to execute particular transactions, the Manager, SSgA, FAM and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio's net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA, FAM and/or to the sub-advisors (or their affiliates), provided, however, that the Manager, SSgA, FAM or the sub-advisor determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager, SSgA, FAM and the sub-advisors are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA, FAM or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA, FAM or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, Master Trust Board, the Index Trust Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, FAM, SSgA, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Supplemental investment research obtained from such broker-dealers might be used by FAM in servicing all of its accounts, and all such research might not be used by FAM in connection with the Index Trust Portfolios. Consistent with the Conduct Rules of the National Association of Securities Dealers and policies established by the Index Trust Board of Trustees, FAM may consider sales of shares of the Index Trust Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions.

ALL FUNDS EXCEPT THE INDEX FUNDS
--------------------------------

     Although the following discusses transactions in each Fund and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to "Fund" shall include the Master Trust Portfolios.

     The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board and the Master Trust Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases a Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

     The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     The Funds and the Portfolios of the Master Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund or Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds and Portfolios. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

     For the fiscal years ended October 31, 2003, 2004 and 2005, the following brokerage commissions were paid by the Funds and Portfolios, as applicable. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.


               FUND (OR PORTFOLIO)              2003              2004             2005
               -------------------              ----              ----             ----

               Balanced                       $261,251          $192,386         $218,293
               Emerging Markets               $186,343          $206,993         $294,570
               Enhanced Income (2)             $15,242          $12,799           $10,759
               International Equity (1)      $1,123,748        $1,519,960       $2,669,559
               Large Cap Growth                $47,355          $31,899           $59,189
               Large Cap Value                $484,882          $334,388         $881,044
               Mid-Cap Value (3)                 N/A            $31,396          $287,493
               Small Cap Value                $989,893         $1,446,938       $4,757,005
             (1)      Prior to March 1, 2006, this Fund invested in a corresponding Portfolio of the Master Trust.
                      As such, commissions were paid by the Portfolio prior to that date.
             (2)      The Fund commenced operations on July 1, 2003.
             (3)      The Fund commenced operations on June 30, 2004.

     During the fiscal year ended October 31, 2003, the following commissions were paid to affiliated brokers:


PORTFOLIO            BROKER                AFFILIATED WITH                        COMMISSION
---------            ------                ---------------                        ----------

Large Cap Growth     Goldman, Sachs & Co.   Goldman Sachs Asset Management        $   1308
Emerging Markets     Morgan Stanley         Morgan Stanley Investment Management  $     48


     The percentages of total commissions of the Large Cap Growth Fund and the Emerging Markets Fund paid to affiliated brokers in 2003 were 2.69% and 0.03%, respectively. The transactions represented 0.67% of the Large Cap Growth Fund and 0.06% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2003.

     During the fiscal year ended October 31, 2004, the following commissions were paid to affiliated brokers:


 PORTFOLIO           BROKER                    AFFILIATED WITH                        COMMISSION
 ---------           ------                    ---------------                        ----------
Large Cap Growth     Goldman, Sachs & Co.      Goldman Sachs Asset Management, L.P.   $814
Large Cap Growth     Spear, Leeds & Kellogg    Goldman Sachs Asset Management. L.P.   $1070
Small Cap Value      Southwest Securities      Principal Underwriter to the Trust     $895
Small Cap Value      Southwest Securities      Principal Underwriter to the Trust     $9407
Balanced             Southwest Securities      Principal Underwriter to the Trust     $785
Large Cap Value      Southwest Securities      Principal Underwriter to the Trust     $1235
Emerging Markets     Morgan Stanley            Morgan Stanley Investment Management   $3690
                                               Inc.

      The percentages of total commissions of the Large Cap Growth Fund, Small Cap Value Fund, Balanced Fund, Large Cap Value Fund, and Emerging Markets Fund paid to affiliated brokers in 2004 were 5.91%, 0.71%, 0.41%, 0.37%, and 1.78%, respectively. The transactions represented 9.75% of the Large Cap Growth Fund, 0.48% of the Small Cap Value Fund, 0.63% of the Balanced Fund, 0.60% of the
Large Cap Value Fund, and 1.22% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2004.

      During the fiscal year ended October 31, 2005, the following commissions were paid to affiliated brokers:

PORTFOLIO        BROKER                              AFFILIATED WITH                           COMMISSION
Large Cap Growth Goldman, Sachs & Co.                Goldman Sachs Asset Management, L.P.           $1110
Large Cap Growth Spear, Leeds & Kellogg              Goldman Sachs Asset Management, L.P.            $751
Emerging Markets JM Morgan Stanley Secs. Private Ltd Morgan Stanley Investment Management Inc.    $29,742
Small Cap Value  Southwest Securities                Principal Underwriter to the Trust           $22,047

    The percentages of total commissions of the Large Cap Growth Fund, Emerging Markets Fund, and Small Cap Value Fund paid to affiliated brokers in 2005 were 3.14%, 0.05%, and 0.46%, respectively. The transactions represented 5.30%, 0.04%, and 0.23% of the Large Cap Growth Fund, Emerging Markets Fund, and Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2005.

    The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

                                              Aggregate                                                              Aggregate
                                               Value of                                                               Value of
Regular Broker-Dealers    Fund               Securities            Regular Broker-Dealers           Fund            Securities
----------------------    ----               ----------            ----------------------           ----            ----------
Banco Santander-Chile     Emerging Markets      $185,000         ING Groep NV                  Large Cap Value        $6,027,000

Bank of America Corp.     Balanced             $12,824,000       Lehman Brothers               Enhanced Income        $1,239,000
                          Enhanced              $249,000
                          Income
                          Large Cap             $568,000         JP Morgan Chase & Co.            Balanced            $5,704,000
                          Growth
                          Large Cap            $22,405,000                                     Large Cap Value        $17,259,000
                          Value

Bear Stearns & Co. Inc.   Balanced             $3,075,000        Merrill Lynch                    Balanced            $2,966,000
                          Enhanced              $784,000                                       High Yield Bond        $10,000,000
                          Income
                          Intermediate          $382,000                                        Intermediate          $469,000
                          Bond                                                                      Bond
                          Large Cap            $3,966,000                                      Large Cap Value        $4,234,000
                          Value
                          Short-Term           $1,987,000                                      Short-Term Bond        $1,703,000
                          Bond

Citigroup, Inc.           Balanced              $11,038,000       Morgan Stanley                   Balanced           $3,274,000
                          Enhanced              $985,000                                       Enhanced Income        $1,596,000
                          Income
                          Large Cap             $286,000                                       High Yield Bond        $4,500,000
                          Growth
                          Large Cap            $20,401,000                                        Large Cap           $179,000
                          Value                                                                    Growth
                                                                                               Large Cap Value        $4,857,000
CS First Boston           Balanced              $793,000
                          Enhanced             $2,065,000        Refco Financial Holdings LLC    High Yield           $2,322,000
                          Income                                                                    Bond
                          Intermediate          $370,000
                          Bond
                          Short-Term           $2,047,000        Refco Group Ltd.                 Enhanced            $432,000
                          Bond                                                                     Income

Goldman Sachs             Balanced             $2,582,000        State Street Corp.               Large Cap             $88,000
                                                                                                   Growth
                          Enhanced              $344,000
                          Income
                          Intermediate          $246,000         Wachovia Corp.                   Balanced            $3,035,000
                          Bond
                          Large Cap            $3,610,000                                      Enhanced Income        $1,609,000
                          Value
                                                                                               Large Cap Value        $5,026,000
ICICI Bank                Emerging              $159,000                                       Short-Term Bond        $2,681,000
                          Markets

ING Bank                  Balanced              $457,000
                          Enhanced              $305,000
                          Income
                          Intermediate Bond     $254,000

INDEX TRUST PORTFOLIOS
----------------------

    FAM places all orders for purchases and sales of the Index Trust Portfolios' investments. Under the 1940 Act, persons affiliated with the Index Trust and persons who are affiliated with such persons are prohibited from dealing with the Index Trust as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Index Trust, including Merrill Lynch and any of its affiliates, will not serve as the Index Trust's dealer in such transactions. However, affiliated persons of the Index Trust may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Index Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Index Trust Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

    Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Index Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Index Trust and annual statements as to aggregate compensation will be provided to the Index Trust. Securities may be held by, or be appropriate investments for, the Index Trust Portfolios as well as other funds or investment advisory clients of FAM.

    Because of different objectives or other factors, a particular security may be bought for one or more clients of FAM or an affiliate when one or more clients of FAM or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Index Trust or other clients or funds for which FAM or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

    For the fiscal years ended December 31, 2003, 2004 and 2005, the Small Cap Index Series paid brokerage commissions of $95,223, $93,519 and $92,896, respectively. For the fiscal years ended December 31, 2003, 2004 and 2005, the International Index Series paid brokerage commissions of $38,009, $117,059 and $107,738, respectively, and paid $21 in commissions to Merrill Lynch in 2004. Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.

EQUITY 500 INDEX PORTFOLIO
--------------------------

    SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.

    In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA's other clients. Investment decisions for the Equity 500 Index Portfolio and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.

    SSgA may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Equity 500 Index Portfolio, including outstanding loans to such issuers which could be

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repaid in whole or in part with  the  proceeds  of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Equity 500 Index Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates.

    For the fiscal years ended December 31, 2003, 2004 and 2005, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $474,147, $312,502 and $217,862, respectively. For the fiscal years ended December 31, 2003, 2004 and 2005, the Equity 500 Index Portfolio paid $366,175, $52,740 and $0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.

                               REDEMPTIONS IN KIND

    Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities. For the Master-Feeder Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

                                 NET ASSET VALUE

    It is the policy of the Money Market Funds to attempt to maintain a constant net asset value per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Portfolios may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two rating organizations, such as "P-1" by Moody's and "F-1" by Fitch, and have received the next highest short-term rating by other rating organizations, such as "A-2" by Standard & Poor's and "P-2" by Moody's. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.

                                 TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

    To continue to qualify for treatment as a regulated investment company under the Tax Code ("RIC"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity, Emerging Markets and International Equity Index Funds) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement");

      o Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer,
         (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirement"); and

      o  Distribute  annually to its shareholders at least 90% of the sum of its

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

         investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss and, in the case of the International Equity, Emerging Markets and International Equity Index Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Tax Code ("Distribution Requirement").

    Each Master-Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Master-Feeder Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions - including distributions by the non-Money Market Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and distributions by the Municipal Money Market Fund that otherwise would qualify as "exempt-interest dividends" (as described below under "Taxation of the Funds' Shareholders") - as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    See the part of the next section entitled "Taxation of Certain Investments" for a discussion of the tax consequences to each Fund of certain investments and strategies it or, in the case of a Master-Feeder Fund, its corresponding Portfolio may employ. For easier reading, the term "Portfolio" is used throughout that part (where the context permits) to refer to both a Portfolio (the tax consequences to which generally would "flow-through" to its corresponding Master-Feeder Fund) and a non-Master-Feeder Fund (i.e., a Fund that invests directly instead of through a corresponding Portfolio, to which the tax consequences thus would apply directly).

TAXATION OF THE PORTFOLIOS
--------------------------

    THE PORTFOLIOS AND THEIR RELATIONSHIP TO THE MASTER-FEEDER FUNDS. Each Portfolio is classified as a separate partnership for federal tax purposes and is not a "publicly traded partnership" treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

    Because, as noted above, each Master-Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Master-Feeder Fund will be able to satisfy all those requirements.

    Distributions to a Master-Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Master-Feeder Fund's basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

    TAXATION OF CERTAIN INVESTMENTS. A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Master-Feeder Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Master-Feeder Fund) receives no corresponding payment on the securities during

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

the year. Because each Fund annually must distribute substantially all of its investment company taxable income (plus, in the case of the Municipal Money Market Fund, its share of the Municipal Money Market Portfolio's net tax-exempt interest income), including any original issue discount (and, in the case of the Municipal Money Market Fund, its share of accrued tax-exempt original issue discount), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Master-Feeder Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Master-Feeder Fund's investment company taxable income and/or net capital gain.

    If a Portfolio acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, its corresponding Master-Feeder Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" the Portfolio receives on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals' "qualified dividend income" mentioned above. A Master-Feeder Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

    Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Portfolios that are permitted to invest therein realize in connection therewith. The International Equity and International Equity Index Funds' respective shares of their corresponding Portfolio's (1) gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income for each Fund under the Income Requirement. Similarly, the S&P 500 Index and Small Cap Index Funds' respective shares of the Equity 500 Index Portfolio and Small Cap Index Series' income from options and futures derived with respect to their business of investing in securities will be so treated for those Funds.

    Dividends and interest the International Equity Portfolio, the Emerging Markets Fund and the International Index Series receive, and gains they realize, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors. There is uncertainty in certain markets regarding the collectibility of tax reclaims by the International Equity Portfolio due to its partnership status for federal tax purposes. Upon determination of the
Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim amounts will be accrued.

    A Portfolio may invest in certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Tax Code) and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - and certain foreign currency options and forward contracts with respect to which it makes a particular election - that will be "section 1256 contracts." Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Master-Feeder Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it.

    Section 988 of the Tax Code also may apply to a Portfolio's forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If

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section 988 losses exceed  other  investment  company  taxable  income  during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

    When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

    If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive  sale.  The  foregoing  will  not apply, however, to any  Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related  property,  such  as  having  an  option  to sell,  being  contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    The TIPS Fund invests in inflation-indexed securities (also known as inflation-protected securities), on which principal is adjusted based on changes in an inflation index such as the Consumer Price Index. Net positive adjustments to principal value as a result of an increase in the index are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid. Net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of the Fund's interest income from the security for the current and previous taxable years, with any excess being carried forward to future taxable years. The Fund intends to distribute dividends to its shareholders on a quarterly basis that include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may result in all or a portion of the dividends distributed earlier in the year to be treated as a return of capital.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

    Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and (except for "exempt-interest dividends," as defined below) taxed to, those shareholders for the taxable year in which that December 31 falls.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss that is not disallowed will be treated as

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

long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend)receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

    Distributions by the Municipal Money Market Fund of the amount by which its share of the Municipal Money Market Portfolio's income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends the Fund pays will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Portfolio's total assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Tax Code. The Fund and the Portfolio intend to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Tax Code.

    The Municipal Money Market Fund's distributions attributable to interest on certain private activity bonds ("PABs") are treated as an item of tax preference for purposes of the federal alternative minimum tax ("AMT"), although they remain fully tax-exempt for regular federal income tax purposes. Exempt-interest dividends that a corporate shareholder receives may be indirectly subject to the AMt. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisors before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    If  more  than  50%  of  the  value of the total assets of the International
Equity Fund, Emerging Markets Fund or International Equity Index Fund (including, as applicable, the share of its corresponding Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it or, as applicable, its corresponding Portfolio. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's (or the Fund's share of the Portfolio's) income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

    The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any

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shareholder  held  personally  liable  for  the  obligations  of  the Trust. The
Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

    The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The
AMR Class is offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets. The Service Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Service Class allows for payments to these intermediaries for providing shareholder services.

    The Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, International Equity, Large Cap Growth, Large Cap Value, Mid-Cap Value, Short-Term Bond, Small Cap Value, and Treasury Inflation Protected Securities Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

    For easier reading, the term "Portfolio" is used throughout this section to refer to both a Portfolio and a non-Master Feeder Fund or its Portfolio, unless stated otherwise.

    AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs)- ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

    ASSET-BACKED SECURITIES-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios' rating and quality requirements.

    BANK DEPOSIT NOTES-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

    BANKERS' ACCEPTANCES-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    BORROWING RISKS-The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

    CASH EQUIVALENTS-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper,

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short-term corporate debt securities and repurchase agreements.

    CERTIFICATES OF DEPOSIT-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

    COMMERCIAL PAPER-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    CONVERTIBLE SECURITIES-Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

    COVER-Transactions using forward contracts, futures contracts, options on futures contracts and written options ("Financial Instruments") expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    DEBENTURES-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

    DERIVATIVES-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

    DOLLAR ROLLS-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

    EMERGING MARKET RISKS-The Emerging Markets Fund invests in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national

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policies   and  social,  political  and  economic  instability,  increasing  the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition
of  exchange  controls,  custodial  restrictions  or  other  non-U.S.   or  U.S.
governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

    Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

    Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

    Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

    EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    FOREIGN DEBT SECURITIES-The High Yield Bond Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S.
corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See "Eurodollar and Yankeedollar Obligations" for a further discussion of these risks.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The International Equity Portfolio, International Index Series, and Emerging Markets Fund (the "International Portfolios") may enter into forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

    Forward currency contracts may serve as long hedges - for example, an International Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, an International Portfolio may sell a forward

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currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

    The International Portfolios may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the International Portfolios may use forward currency contracts when FAM or a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

    The International Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    The International Portfolios may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which FAM or the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

    In addition, an International Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency that FAM or a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Portfolio's exposure to foreign currency exchange rate fluctuations.

    The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


    FULL FAITH AND CREDIT OBLIGATIONS OF THE U.S. GOVERNMENT-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

    FUTURES CONTRACTS-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and

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foreign commodities  exchanges.  Futures  contracts  will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio and Index Trust Portfolios is explained further under "Index Futures Contracts and Options on Index Futures Contracts."

    The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

    Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

    To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC")), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

    Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high-grade liquid debt securities.

    The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and

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variation margin requirements. Rather  than  meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by SSgA, FAM or a sub-advisor may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although SSgA, FAM or a sub-advisor may believe that use of such contracts will benefit a particular Portfolio, if that investment advisor's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

    GENERAL OBLIGATION BONDS-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

    ILLIQUID SECURITIES-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

    INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS-The Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, International Equity Portfolio, Emerging Markets Fund, Index Trust Portfolios, and Equity 500 Index Portfolio (the "Portfolios") may invest in index futures contracts, options on index futures contracts and options on securities indices.

        INDEX FUTURES CONTRACTS-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

        At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

        OPTIONS ON INDEX FUTURES CONTRACTS-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

        The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price,

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    the Portfolio will retain the full  amount  of  the  option  premium,  which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio
    securities  and  changes  in  the  value  of  its  futures   positions,  the
    Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

        The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

        The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

        FUTURES CONTRACTS ON STOCK INDICES-The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.

        In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

        Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

        Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio's total assets.

        OPTIONS ON SECURITIES INDICES-The Portfolios may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.

        By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a covered put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.

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        Each Portfolio may terminate its obligation as the writer  of  a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

        When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

        The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios' activities in index options also may be restricted by the requirements of the Tax Code with which the Master-Feeder Funds must comply to continue to qualify as a RIC.

        The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

        Because options on securities indices require settlement in cash, SSgA, FAM or the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

        OPTIONS ON STOCK INDICES-A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

        Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

    INFLATION-INDEXED SECURITIES-Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.

    In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.

    Changes in market expectations for real interest rates may result in volatility in the Treasury Inflation Protected Securities Fund's share price. There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.

    INTERFUND LENDING-Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for


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temporary  purposes.  The credit  facility  can  provide a  borrowing  Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

    The credit facility will reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds' need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.

    JUNK BONDS-Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the nationally recognized statistical rating organizations ("Rating Organizations"). For example, Moody's and Standard & Poor's rates them below Baa and BBB, respectively. Please see "Ratings of Long-Term Obligations" below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

    Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

    LOAN PARTICIPATION INTERESTS-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

    LOAN TRANSACTIONS-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

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    Securities loans will be made in accordance with the  following  conditions:
(1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, to vote proxies.

    While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

    The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate. The Money Market Funds do not currently engage in securities lending.

    MORTGAGE-BACKED  SECURITIES-Mortgage-backed  securities  consist   of   both
collateralized mortgage obligations and mortgage pass-through certificates.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

        MORTGAGE PASS-THROUGH CERTIFICATES-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

        (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

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        (2) FHLMC Mortgage Participation  Certificates  ("Freddie Macs")-Freddie
    Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

        (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")- Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

        (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    MUNICIPAL LEASE OBLIGATIONS ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the Master Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the Master Trust Board, has delegated that responsibility to the Manager: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

    OPTIONS-The Enhanced Income Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover."

    An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

    By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

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    The Fund may terminate  its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

    When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

    PREFERRED STOCK-A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

    PRIVATE ACTIVITY BONDS-PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Distributions by the Municipal Money Market Funds attributable to interest earned on PABs may have adverse tax consequences for certain shareholders of those Funds. See "Tax Information - Taxation of the Funds' Shareholders."

    RATINGS OF LONG-TERM OBLIGATIONS-The Portfolio utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations. Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond. The High Yield Bond Fund's sub-advisor will monitor the Fund's holdings on a continuous basis to assess those factors not reflected in the credit rating. Therefore, the achievement of the High Yield Bond Fund's investment objective will be more dependent on the sub-advisor's research abilities than if the High Yield Bond Fund invested primarily in higher-rated securities.

    The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations that are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear

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adequate for the present but certain protective  elements  may be lacking or may be characteristically unreliable over any great length of time.

    Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. A rating of Ba by Moody's denotes obligations judged to have speculative elements. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Obligations rated B by Moody's generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's assigns a rating of Caa to those obligations considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. A rating of Ca signifies obligations considered by Moody's to be speculative to a high degree. Such issues are often in default or have other marked shortcomings. Obligations rated C by Moody's are considered in the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

    The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Fitch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the lowest expectation of credit risk. An AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB currently have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Fitch's ratings of BB or lower are considered below investment grade. A rating of BB indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Ratings of CCC, CC, or C indicate a real possibility for default. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default. Ratings of DDD, DD, or D indicate obligations in default. Obligations rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process and are estimated to recover around 90-100% of outstanding amounts and accrued interest. Obligations rated DD are generally undergoing a formal reorganization or liquidation process and have the potential for recovery in the range of 50-90%. Obligations rated D are generally undergoing a formal reorganization or liquidation process but have recovery potential below 50%.

    The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the

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outlook for future profitability is favorable.  There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly
affected  by  reasonably   foreseeable  events.   Obligations  rated  A  are  of
satisfactory credit quality and are considered more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies. Obligations rated BBB are of adequate credit quality. They are more susceptible to adverse changes in economic and financial conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

    DBRS' ratings of BB or lower are considered speculative. A rating of BB indicates that the degree of protection afforded principal and interest is uncertain, particularly during periods of economic recession. A B rating signifies a reasonable high level of uncertainty that exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Obligations rated CCC, CC and C are considered very highly speculative and are in danger of default of interest and principal. In practice, there is little difference between the C to CCC categories, with CC and C normally used to lower ranking debt of companies where the senior debt is rated in the CCC to B range. A rating of D indicates obligations in default of either interest or principal.

    Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

    RATINGS OF MUNICIPAL OBLIGATIONS-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs that are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

    Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

    RATINGS OF SHORT-TERM OBLIGATIONS-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

    Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these

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considerations are still respectable.

    REPURCHASE AGREEMENTS-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

    Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager, the sub-advisor, the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

    In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

    REVERSE REPURCHASE AGREEMENTS-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

    RESOURCE RECOVERY OBLIGATIONS-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

    REVENUE OBLIGATIONS-Revenue obligations are backed by the revenue cash flow of a project or facility.

    RIGHTS AND WARRANTS-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

    SECTION 4(2) SECURITIES-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute

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to  the  public. Any resale by the purchaser  must  be  pursuant  to  an  exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

    The Board, the Master Trust Board, the Equity 500 Index Portfolio Board, the Index Trust Board, and the applicable sub-advisor will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

    SEPARATELY TRADED REGISTERED INTEREST  AND  PRINCIPAL  SECURITIES  AND  ZERO
COUPON OBLIGATIONS-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio investing in STRIPs will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

    SHORT SALES- In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager, FAM or a sub-advisor may sell a security a Portfolio does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Index Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

    SWAP AGREEMENTS-The Treasury Inflation Protected Securities Fund may invest in interest rate swap agreements to increase or decrease its exposure to interest rate changes. Considered a derivative, a swap agreement is an arrangement whereby two parties agree to exchange payments based on changes in the value of a specified index, rate or other instrument. In an interest rate swap, one party agrees to exchange with another party its commitment to pay or receive interest. For example, a party may exchange floating rate interest payments for fixed rate interest payments with respect to a designated principal amount.

    Typically, the payment dates for both parties are the same, so the agreement will usually call for the two payments to be netted against each other, and the net amount only is paid to the party entitled to the higher amount. Therefore, the Fund's rights/obligations with regard to such swap agreements will be limited to the net amount to be received/paid under the terms of the agreement.

    The Treasury Inflation Protected Securities Fund may also enter caps, floors and collars, which are particular variations on swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

    The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. If a sub-advisor to the Fund incorrectly forecasts interest rate changes, interest rate swaps based upon those expectations may result in losses for the Fund. The counterparty to a swap agreement may default on its obligations to the Fund. To mitigate this risk, the Fund will only enter swap agreements with counterparties considered by the Manager or applicable sub-advisor to be at minimum risk of default. In addition, swaps may be considered illiquid investments; see "Illiquid Securities" for a description of liquidity risk. The swaps market is relatively new and unregulated. The introduction of new regulation or other developments may affect the Fund's ability to receive payments or complete its obligations under existing swap agreements.

    SYNTHETIC CONVERTIBLE SECURITIES-The sub-advisor to the Enhanced Income Fund may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

    The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

    The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

    TAX, REVENUE OR BOND ANTICIPATION NOTES-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

    U.S. GOVERNMENT SECURITIES-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

    U.S. TREASURY OBLIGATIONS-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities.

    VARIABLE OR FLOATING RATE OBLIGATIONS-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

    Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

    (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

    (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

    VARIABLE RATE AUCTION AND RESIDUAL INTEREST OBLIGATIONS-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

    WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

    Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                                                                      APPENDIX A

        PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND MASTER TRUST

                          AMERICAN BEACON MASTER TRUST
                              AMERICAN BEACON FUNDS
                          AMERICAN BEACON MILEAGE FUNDS
                          AMERICAN BEACON SELECT FUNDS

                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

                         LAST AMENDED NOVEMBER 15, 2006
                         ------------------------------

PREFACE
-------

      Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

      The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager has retained a proxy voting consultant (the "Consultant") to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

      For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES
---------------------------

      1. VOTING -The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.

         Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds' shareholders and will propose changes to the Policy when appropriate.

      2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund's holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

                                                                      APPENDIX A

         a. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees' recommendations in the proxy statement.

         b. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

         The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

         c. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

      3. SECURITIES ON LOAN - The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether the proxy includes a voting matter deemed material. If a proxy voting matter is deemed material, the Manager will institute proceedings to recall shares of the applicable security that are on loan with the intent to vote such shares in accordance with the Policy.

DOMESTIC FUNDS - POLICIES

      1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:

         A.Location of annual meeting
         B.Employee stock purchase plan
         C.Appointment of auditors
         D.Corporate strategy
         E.Director indemnification and liability protection
         F.Reincorporation

      The Funds' policy is to SUPPORT management on these routine proposals.

      2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

                                                                      APPENDIX A

      3. SHAREHOLDER  EQUALITY  PROPOSALS  - Issues  that  do  not  discriminate
against  certain shareholders will be SUPPORTED.   Non-discriminatory  proposals
include:

         A.ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be SUPPORTED.

         B.FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be SUPPORTED.

      4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

      Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board's recommendations.

      Management's record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

      The following are specific issues that directly impact the financial interest of the shareholders.

        A. BOARD OF DIRECTORS
           ------------------

           a. UNCONTESTED ELECTIONS - The Funds will SUPPORT management's slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.

           b. CONTESTED ELECTIONS - will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

           c. INDEPENDENT COMPENSATION COMMITTEE - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will SUPPORT proposals for independent compensation committees.

           d. INDEPENDENT NOMINATING COMMITTEE - The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgment. Therefore, the Funds will SUPPORT proposals for independent nominating committees.

           e. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds' policy is to SUPPORT classified boards.

           f. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

                                                                      APPENDIX A

           g. INDEPENDENT BOARDS - The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests than company executives or other insiders. An "independent director" is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds' policy is to generally SUPPORT independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term prospects. If the board is less than 75% independent, the Funds will WITHHOLD their vote for non-CEO board members that are not independent.

           h. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

           Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will SUPPORT the company's recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a CASE-BY-CASE basis.

           i. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

           Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.

           The Funds will NOT SUPPORT proposals for minimum director stock ownership.

           j. MAJORITY VOTE TO ELECT DIRECTORS - Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the "holdover" provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically "elected" and puts the onus on other board members to take action against one of their colleagues.

           The Funds will SUPPORT proposals for a majority vote requirement to elect directors.

           k. INCREASE/DECREASE SIZE OF BOARD - The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will SUPPORT proposals to increase or decrease the size of the board. All other proposals will be reviewed on a CASE-BY-CASE basis.

           l. LIMIT  NUMBER  OF  BOARDS SERVED - The board and management are in the best position to determine the structure for the board. The Funds will NOT SUPPORT proposals to limit the number of boards a director may serve on.

           m. TERM LIMITS - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

           The Funds will NOT SUPPORT proposals to institute term limits.

                                                                      APPENDIX A

        B. EXECUTIVE / DIRECTOR COMPENSATION

           a. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

           Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

           If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally SUPPORT these plans. However, the Funds will NOT SUPPORT plans that permit:

           o Dilution in excess of the company's peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

           o  Repricing/replacing underwater options

           b. DISCOUNTED STOCK OPTIONS - options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit. The Funds do NOT SUPPORT discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives' interests with those of the shareholders.

           c. EXCHANGE OF UNDERWATER OPTIONS - options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. The Funds do NOT SUPPORT the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will SUPPORT the exchange of underwater options that do not result in a financial gain to the participants.

           d. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - The Funds will NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

           e. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance management's interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will SUPPORT proposals to link pay to performance.

           f. GOLDEN PARACHUTE PROVISIONS - provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

           However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

           Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will SUPPORT golden parachute provisions.

                                                                      APPENDIX A

           g. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

           Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

           The Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules.

           h. EXECUTIVE INCENTIVE BONUS PLANS - Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.

           Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

           Generally, the Funds will SUPPORT these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

           i. SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) - Supplemental executive retirement plans (SERPs) are special pension benefits for executives, paid in excess of IRS deductibility limitations and exempt from provisions within the Employee Retirement and Income Security Act (ERISA). SERPs are unfunded plans and payable out of the company's general assets. The ability of a company to offer a SERP could affect the company's ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers. Companies note that it is particularly critical for a company to retain the ability to offer SERPs when hiring an executive who must forfeit substantial retirement benefits that he or she has accrued at a previous employer.

           Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

           Generally, the Funds will SUPPORT SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

       C.  RIC CONTRACTS AND POLICIES

           a. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

           b. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

           c. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals,

                                                                      APPENDIX A

the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

         D. CONFIDENTIAL VOTING - The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

         E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

       Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

         The  Funds  will  support  supermajority provisions  up  to  67%.   All
situations regarding supermajority-voting provisions larger than 67% will be reviewed on a CASE-BY-CASE basis.

         F. ANTI-TAKEOVER  PROPOSALS  -  Poison  pills, preemptive rights,  fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.

           a. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will SUPPORT poison pills. If the board is not independent, each situation involving poison pills will be decided on a CASE-BY-CASE basis.

           b. PREEMPTIVE RIGHTS - enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will SUPPORT preemptive rights.

           c. FAIR PRICING PROVISIONS - require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will SUPPORT fair pricing provisions.

           d. DUAL CLASS VOTING PROVISIONS - create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will NOT SUPPORT dual class voting provisions.

                                                                      APPENDIX A

         G. STOCK RELATED PROPOSALS

           a. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

           If the board is independent, the Funds will SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.

            b. TARGETED SHARE PLACEMENTS - the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

            Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

            All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

         H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.

         All situations regarding mergers, acquisitions, or restructuring will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

      5. OTHER BUSINESS -- The Funds will SUPPORT management with respect to "Other Business."

      6. ADJOURN MEETING - The Funds will SUPPORT management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a CASE-BY-CASE basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.

Issues requiring analysis on a case-by-case basis will be voted according to the Consultant's recommendation when the Funds own less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.

INTERNATIONAL FUNDS - PROCEDURES

      1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

      2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a

                                                                      APPENDIX A

conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

         If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

ALL FUNDS - OTHER PROCEDURES

      1. RECORDKEEPING - Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

      2. DISCLOSURE - The Manager, in conjunction with the Consultant, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

      3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                                                                      APPENDIX B

PROXY VOTING POLICIES - INTERNATIONAL EQUITY AND EMERGING MARKETS FUND SUB-ADVISORS

CAUSEWAY CAPITAL MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
-----------------------------------------------

      Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and attempts to classify boards of directors or eliminate cumulative voting. Causeway votes other matters - including equity-based compensation plans
- on a case-by-case basis.

      Causeway's interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway's Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

      Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway's ability to vote. As a result, a client's non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

LAZARD ASSET MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES
--------------------------------

A. Introduction
   ------------

      As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.  Administration and Implementation of Proxy Voting Process
    ---------------------------------------------------------

      Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

                                                                      APPENDIX B

      Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals
   ------------------

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest
   ---------------------

      Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MELLON FINANCIAL CORPORATION (PARENT COMPANY OF THE BOSTON COMPANY ASSET MANAGEMENT, LLC)
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
---------------------------------------------

      The Boston Company, through its participation on the Proxy Policy Committee of its parent company, Mellon Financial Corporation, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, The Boston Company seeks to act solely in the best financial and economic interest of the applicable client. The Boston Company will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. The Boston Company generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. The Boston Company will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, The Boston Company will attempt to ensure that management reasonably responds to the social issues.

      All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, The Boston Company weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

                                                                      APPENDIX B

      The Boston Company recognizes its duty to vote proxies in the best interests of its clients. The Boston Company seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
PROXY VOTING POLICY AND PROCEDURES
----------------------------------

I.    POLICY STATEMENT
      ----------------

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

                                                                      APPENDIX B

II.   GENERAL PROXY VOTING GUIDELINES
      -------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.


III.  GUIDELINES
      ----------

A.    CORPORATE GOVERNANCE  MATTERS.   The following proposals will generally be
voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      i.   General.

      2. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

           o  Approval of financial statements, director and auditor reports.

           o  General updating/corrective amendments to the charter.

           o Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

      3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

      4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

      5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

      6. Proposals to require the company to expense stock options will be supported.

      7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

      8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

      9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

                                                                      APPENDIX B

      ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

      1.   The following proposals generally will be supported:

           o Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

           o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.


      2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

           (a) If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

           (b)   If a nominee who is  interested  is standing  for election as a
               member  of  the  company's  compensation,   nominating  or  audit
               committees;

           (c) A direct conflict exists between the interests of the nominee and the public shareholders;

           (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

           (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

           (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

      iii. Auditors
           --------

      1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

      2.   Proposals   requiring  auditors  to  attend  the  annual  meeting  of
           shareholders will be supported.

      3.   Proposals to indemnify auditors will not be supported.

      iv.  Anti-Takeover Matters
           ---------------------

      1.   Proposals  to   modify   or   rescind   existing  supermajority  vote
           requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii)

                                                                      APPENDIX B


           prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3.   Proposals  requiring  shareholder  approval  or   ratification  of  a
           shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.The following proposals generally will be supported:

           o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

           o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

           o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

           o   Proposals for share repurchase plans.

           o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

           o   Proposals to effect stock splits.

           o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      2.   The   following   proposals   generally   will   not   be   supported
           (notwithstanding management support).

           o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

           o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

           o   Proposals to create "blank check" preferred stock.

           o Proposals relating to changes in capitalization by 100% or more.

C.    COMPENSATION.    The  following  proposals  generally  will  be  voted  as
indicated below, unless otherwise determined by the Proxy Review Committee.

         1.    The following proposals generally will be supported:

           o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

           o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad- based employee plan, including all non-executive employees.

                                                                      APPENDIX B

           o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

           o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

      3.   Blanket   proposals   requiring  shareholder  approval  of  executive
           compensation generally will not be supported.

      4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.


D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

           1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

           2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.    ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.   Corporate Transactions
           ----------------------

           o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

      ii.  Compensation
           ------------

           o Proposals relating to change-in-control provisions in non- salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

           o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                                                                      APPENDIX B

           o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii. Other
           -----

           o   Proposals for higher dividend payouts.

           o Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

           o Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

           o Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

           o Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.


IV.    ADMINISTRATION OF POLICY
       ------------------------

A.    PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

           (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

           (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

           (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

           (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has

                                                                      APPENDIX B

                 been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers'
                 recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

           (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

           (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

           (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

      B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

           1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

           2. A material conflict of interest could exist in the following situations, among others:

           (a)The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

           (b)The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

           (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

                                                                      APPENDIX B

      C.   PROXY VOTING REPORTS

           (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

           (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.


TEMPLETON INVESTMENT COUNSEL, LLC
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES
---------------------------------------------

      Templeton Investment Counsel, LLC (hereinafter "Templeton") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

      All proxies received by the Proxy Group will be voted based upon Templeton's instructions and/or policies. To assist it in analyzing proxies, Templeton subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Templeton subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Templeton does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Templeton's ultimate decision. Templeton votes proxies solely in the interests of the client, Templeton-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Templeton and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Templeton perceives a material conflict of interest, Templeton may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

      As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Templeton will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

      The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Templeton's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Templeton's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

      Templeton has adopted general proxy voting guidelines that are reviewed periodically by various members of Templeton's organization, including portfolio management, legal counsel and Templeton's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Templeton anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

      The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Templeton understands its fiduciary duty to vote proxies and that

                                                                      APPENDIX B

proxy voting decisions may affect the value of shareholdings. Therefore, Templeton will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Templeton cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Templeton may abstain from voting under certain circumstances or vote against items such as "Other Business" when Templeton is not given adequate information from the company.

      The Proxy Group is responsible for maintaining the documentation that supports Templeton's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Templeton are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                                                                      APPENDIX C

                    PROXY VOTING POLICIES - INDEX PORTFOLIOS
                    ----------------------------------------


QUANTITATIVE MASTER SERIES TRUST ("INDEX TRUST")
------------------------------------------------

The Index Trust's Board of Trustees has delegated to the Index Trust investment adviser authority to vote all proxies relating to the Index Trust's portfolio securities. The Index Trust investment adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Index Trust's portfolios. Pursuant to these Proxy Voting Procedures, the Index Trust investment adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Index Trust portfolio and its shareholders, and to act in a manner that the Index Trust investment adviser believes is most likely to enhance the economic value of the securities held by the Index Trust portfolio. The Proxy Voting Procedures are designed to ensure that the Index Trust investment adviser considers the interests of its clients, including the Index Trust portfolios, and not the interests of Index Trust investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Index Trust investment adviser's interest and those of the Index Trust investment adviser's clients are properly addressed and resolved.


In order to implement the Proxy Voting Procedures, the Index Trust investment adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Index Trust investment adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Index Trust investment adviser's Legal department appointed by the Index Trust investment adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Index Trust investment adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Index Trust investment adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Index Trust investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Index Trust portfolio, that has delegated proxy voting authority to the Index Trust investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Index Trust investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Index Trust investment adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Index Trust investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Index Trust portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Index Trust investment adviser will generally seek to vote proxies over which the Index Trust investment adviser exercises voting authority in a uniform manner for all the Index Trust investment adviser's clients, the Committee, in conjunction with an Index Trust portfolio's portfolio manager, may determine that the Index Trust portfolio's specific circumstances require that its proxies be voted differently.

To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Index Trust investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Index Trust portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

                                                                      APPENDIX C

The Index Trust investment adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Index Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Index Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of an Index Trust portfolio.

From time to time, the Index Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Index Trust investment adviser (each, an "Affiliate"), or a money management or other client of the Index Trust investment adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Index Trust investment adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Index Trust investment adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Index Trust investment adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Index Trust investment adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Index Trust investment adviser's normal voting guidelines or, on matters where the Index Trust investment adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Index Trust investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Index Trust investment adviser's fiduciary duties

In addition to the general principles outlined above, the Index Trust investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Index Trust investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in an Index Trust portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Index Trust investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an

                                                                      APPENDIX C

    independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Index Trust voted proxies relating to securities held in the Index Trust's portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission's web site at http://www.sec.gov.


                 _______________________________________________



                            STATE STREET MASTER FUNDS

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST


                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------



The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser,

                                                                      APPENDIX C

and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      A. REVIEW OF ADVISER PROXY VOTING PROCEDURES. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

      B. VOTING RECORD REPORTING. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest[1], THE ADVISER SHALL SUBMIT A SEPARATE REPORT INDICATING THE NATURE OF THE CONFLICT OF INTEREST AND HOW THAT CONFLICT WAS RESOLVED WITH RESPECT TO THE VOTING OF THE PROXY.

      C. RECORD RETENTION. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

      D. CONFLICTS OF INTEREST. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.[2]

VI.DISCLOSURES

_______________________

[1] As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Advisor or affiliated persons of the principal underwriter or Advisor have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Advisor's independence of judgment and action with respect to the voting of the proxy.

[2] The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

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                                                                      APPENDIX C

      A. The Trusts shall include in its registration statement:

         1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

         2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.


      B. The Trusts shall include in its annual and semi-annual reports to shareholders:

             1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll- free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

             2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII.REVIEW OF POLICY

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

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